Exhibit 99.1

1

Board of Governors of the Federal Reserve System	OMB Number: 7100-0036
Federal Deposit Insurance Corporation	OMB Number: 3064-0052
Office of the Comptroller of the Currency	OMB Number: 1557-0081
Approval expires March 31, 2017

Federal Financial Institutions Examination Council

Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only—FFIEC 041

Report at the close of business September 30, 2014

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks); and 12 U.S.C. Section 1464 (Savings associations).

Unless the content indicates otherwise, the term “bank” in this report form refers to both banks and savings associations.

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

NOTE: Each bank’s board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member banks, National banks, and Savings associations.

I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief.

We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

Director (Trustee)
Signature of Chief Financial Officer (or Equivalent)

Director (Trustee)
Date of Signature

Director (Trustee)

Submission of Reports

Each bank must file its Reports of Condition and Income (Call Report) data by either:

(a)    Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR), an Internet-based system for data collection (https://cdr.ffiec.gov/cdr/), or

(b)    Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data into the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR.

For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (703) 774-3946, or by e-mail at CDR.Help@ffiec.gov.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files.

The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount.

Great Western Bank
Legal Title of Bank (RSSD 9017)

Sioux Falls
City (RSSD 9130)

FDIC Certificate Number 15289	SD 57104-
(RSSD 9050)	State Abbreviation (RSSD 9200)	Zip Code (RSSD 9220)

The estimated average burden associated with this information collection is 48.3 hours per respondent and is estimated to vary from 18 to 750 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent’s activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503, and to one of the following: Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, NW, Washington, DC 20551; Legislative and Regulatory Analysis Division, Office of the Comptroller of the Currency, Washington, DC 20219; Assistant Executive Secretary, Federal Deposit Insurance Corporation, Washington, DC 20429.

2

Contact Information for the Reports of Condition and Income

To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter and (2) the person at the bank—other than the Chief Financial Officer (or equivalent)—to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter ‘none’ for the contact’s e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

Chief Financial Officer (or Equivalent) Signing the Reports	Other Person to Whom Questions about the Reports Should be Directed

CONF	CONF
Name (TEXT C490)	Name (TEXT C495)

CONF	CONF
Title (TEXT C491)	Title (TEXT C496)

CONF	CONF
E-mail Address (TEXT C492)	E-mail Address (TEXT 4086)

CONF	CONF
Area Code / Phone Number / Extension (TEXT C493)	Area Code / Phone Number / Extension (TEXT 8902)

CONF	CONF
Area Code / FAX Number (TEXT C494)	Area Code / FAX Number (TEXT 9116)

Emergency Contact Information

This information is being requested so the Agencies can distribute critical, time sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter ‘none’ for the contact’s e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact	Secondary Contact

CONF	CONF
Name (TEXT C366)	Name (TEXT C371)

CONF	CONF
Title (TEXT C367)	Title (TEXT C372)

CONF	CONF
E-mail Address (TEXT C368)	E-mail Address (TEXT C373)

CONF	CONF
Area Code / Phone Number / Extension (TEXT C369)	Area Code / Phone Number / Extension (TEXT C374)

CONF	CONF
Area Code / FAX Number (TEXT C370)	Area Code / FAX Number (TEXT C375)

3

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information

This information is being requested to identify points-of-contact who are in charge of your bank’s USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti-money laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.).

Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public.

Primary Contact	Secondary Contact

CONF	CONF
Name (TEXT C437)	Name (TEXT C442)

CONF	CONF
Title (TEXT C438)	Title (TEXT C443)

CONF	CONF
E-mail Address (TEXT C439)	E-mail Address (TEXT C444)

CONF	CONF
Area Code / Phone Number / Extension (TEXT C440)	Area Code / Phone Number / Extension (TEXT C445)

Third Contact	Fourth Contact

CONF	CONF
Name (TEXT C870)	Name (TEXT C875)

CONF	CONF
Title (TEXT C871)	Title (TEXT C876)

CONF	CONF
E-mail Address (TEXT C872)	E-mail Address (TEXT C877)

CONF	CONF
Area Code / Phone Number / Extension (TEXT C873)	Area Code / Phone Number / Extension (TEXT C878)

Schedule RI     4

Consolidated Report of Income for the period January 1, 2014 - September 30, 2014

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI—Income Statement

Dollar Amounts in Thousands					Bil | Mil | Thou
1.	Interest income:
	a.	Interest and fee income on loans:
		(1)	Loans secured by real estate:
			(a) Loans secured by 1-4 family residential properties	RIAD4435	43,144	1.a.	(1)(a)
			(b) All other loans secured by real estate	RIAD4436	82,242	1.a.	(1)(b)
		(2)	Commercial and industrial loans	RIAD4012	64,604	1.a.	(2)
		(3)	Loans to individuals for household, family, and other personal expenditures:
			(a) Credit cards	RIADB485	1,547	1.a.	(3)(a)
			(b) Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	RIADB486	4,835	1.a.	(3)(b)
		(4)	Loans to foreign governments and official institutions	RIAD4056	0	1.a.	(4)
		(5)	All other loans (1)	RIAD4058	53,853	1.a.	(5)

		(6)	Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(5))	RIAD4010	250,225	1.a.	(6)

	b.	Income from lease financing receivables		RIAD4065	0	1.b.
	c.	Interest income on balances due from depository institutions (2)		RIAD4115	241	1.c.
	d.	Interest and dividend income on securities:
		(1)	U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIADB488	945	1.d.	(1)
		(2)	Mortgage-backed securities	RIADB489	18,215	1.d.	(2)
		(3)	All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	322	1.d.	(3)
	e.	Interest income from trading assets		RIAD4069	0	1.e.
	f.	Interest income on federal funds sold and securities purchased under agreements to resell		RIAD4020	0	1.f.
	g.	Other interest income		RIAD4518	489	1.g.

	h.	Total interest income (sum of items 1.a.(6) through 1.g)		RIAD4107	270,437	1.h.

2.	Interest expense:
	a.	Interest on deposits:
		(1)	Transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	298	2.a.	(1)
		(2)	Nontransaction accounts:
			(a) Savings deposits (includes MMDAs)	RIAD0093	6,782	2.a.	(2)(a)
			(b) Time deposits of $100,000 or more	RIADA517	5,300	2.a.	(2)(b)
			(c) Time deposits of less than $100,000	RIADA518	6,504	2.a.	(2)(c)
	b.	Expense of federal funds purchased and securities sold under agreements to repurchase		RIAD4180	454	2.b.
	c.	Interest on trading liabilities and other borrowed money		RIAD4185	2,415	2.c.

(1)	Includes interest and fee income on “Loans to depository institutions and acceptances of other banks,” “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”
(2)	Includes interest income on time certificates of deposit not held for trading.

Schedule RI     5

Schedule RI—Continued

Dollar Amounts in Thousands						Bil | Mil | Thou
	d.	Interest on subordinated notes and debentures			RIAD4200	0	2.d.

	e.	Total interest expense (sum of items 2.a through 2.d)			RIAD4073	21,753	2.e.

3.	Net interest income (item 1.h minus 2.e)		RIAD4074	248,684			3.
4.	Provision for loan and lease losses		RIAD4230	1,559			4.
5.	Noninterest income:
	a.	Income from fiduciary activities (1)			RIAD4070	2,832	5.a.
	b.	Service charges on deposit accounts			RIAD4080	20,912	5.b.
	c.	Trading revenue (2)			RIADA220	0	5.c.
	d.
		(1)	Fees and commissions from securities brokerage		RIADC886	1,826	5.d.(1)
		(2)	Investment banking, advisory, and underwriting fees and commissions		RIADC888	0	5.d.(2)
		(3)	Fees and commissions from annuity sales		RIADC887	0	5.d.(3)
		(4)	Underwriting income from insurance and reinsurance activities		RIADC386	0	5.d.(4)
		(5)	Income from other insurance activities		RIADC387	1,083	5.d.(5)
	e.	Venture capital revenue			RIADB491	0	5.e.
	f.	Net servicing fees			RIADB492	0	5.f.
	g.	Net securitization income			RIADB493	0	5.g.
	h.	Not applicable
	i.	Net gains (losses) on sales of loans and leases			RIAD5416	3,923	5.i.
	j.	Net gains (losses) on sales of other real estate owned			RIAD5415	(7,274)	5.j.
	k.	Net gains (losses) on sales of other assets (excluding securities)			RIADB496	(2,991)	5.k.
	l.	Other noninterest income (*)			RIADB497	(9,156)	5.l.

	m.	Total noninterest income (sum of items 5.a. through 5.l)	RIAD4079	11,155			5.m.

6.
	a.	Realized gains (losses) on held-to-maturity securities	RIAD3521	0			6.a.
	b.	Realized gains (losses) on available-for-sale securities	RIAD3196	90			6.b.
7.	Noninterest expense:
	a.	Salaries and employee benefits			RIAD4135	70,564	7.a.
	b.	Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)			RIAD4217	19,115	7.b.
	c.
		(1)	Goodwill impairment losses		RIADC216	0	7.c.(1)
		(2)	Amortization expense and impairment losses for other intangible assets		RIADC232	11,526	7.c.(2)
	d.	Other noninterest expense (*)			RIAD4092	37,445	7.d.

	e.	Total noninterest expense (sum of items 7.a. through 7.d)	RIAD4093	138,650			7.e.

8.	Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e.)		RIAD4301	119,720			8.
9.	Applicable income taxes (on item 8)		RIAD4302	40,859			9.
10.	Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)		RIAD4300	78,861			10.
11.	Extraordinary items and other adjustments, net of income taxes (*)		RIAD4320	0			11.
12.	Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)		RIADG104	78,861			12.
13.	LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)		RIADG103	0			13.
14.	Net income (loss) attributable to bank (item 12 minus item 13)		RIAD4340	78,861			14.

(1)	For banks required to complete Schedule RC-T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a. must equal the amount reported in Schedule RC-T, item 22.
(2)	For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c. must equal the sum of Memorandum items 8.a through 8.e.
(*)	Describe on Schedule RI-E - Explanations

Schedule RI     6

Schedule RI—Continued

Memoranda

Dollar Amounts in Thousands				Bil | Mil | Thou
1.	Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes		RIAD4513	546	M.1.
	Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. (1)
2.	Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)		RIAD8431	1,826	M.2.
3.	Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)		RIAD4313	10,860	M.3.
4.	Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))		RIAD4507	66	M.4.

				Number
5.	Number of full-time equivalent employees at end of current period (round to nearest whole #)		RIAD4150	1433	M.5.

				Bil | Mil | Thou
	Memorandum item 6 is to be completed by: (1)

	• banks with $300 million or more in total assets, and

	• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
6.	Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))		RIAD4024	42,969	M.6.

				YYYYMMDD
7.	If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank’s acquisition (2)		RIAD9106		M.7.

				Bil | Mil | Thou
8.	Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c):
	Memorandum items 8.a through 8.e are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.
	a.	Interest rate exposures	RIAD8757	N/A	M.8.a.
	b.	Foreign exchange exposures	RIAD8758	N/A	M.8.b.
	c.	Equity security and index exposures	RIAD8759	N/A	M.8.c.
	d.	Commodity and other exposures	RIAD8760	N/A	M.8.d.
	e.	Credit exposures	RIADF186	N/A	M.8.e.
	Memorandum items 8.f and 8.g are to be completed by banks with $100 billion or more in total assets that are required to complete Schedule RI, Memorandum items 8.a through 8.e, above. (1)
	f.	Impact on trading revenue of changes in the creditworthiness of the bank’s derivatives counterparties on the bank’s derivative assets (included in Memorandum items 8.a through 8.e above)	RIADK090	N/A	M.8.f.
	g.	Impact on trading revenue of changes in the creditworthiness of the bank on the bank’s derivative liabilities (included in Memorandum items 8.a through 8.e above)	RIADK094	N/A	M.8.g.
9.	Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:
	a.	Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.
	b.	Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	0	M.9.b.
10.	To be completed by banks with $300 million or more in total assets: (1)
	Credit losses on derivatives (see instructions)		RIADA251	0	M.10.

(1)	The asset size tests and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2013, Report of Condition.
(2)	For example, a bank acquired on March 1, 2014, would report 20140301.

Schedule RI     7

Schedule RI—Continued

Memoranda—Continued

				Yes/No
11.	Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?		RIADA530	NO	M.11.

				Bil | Mil | Thou
	Memorandum item 12 is to be completed by banks that are required to complete Schedule RC-C, part I, Memorandum items 8.b and 8.c.
12.	Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a))		RIADF228	N/A	M.12.
	Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option.
13.	Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:
	a.	Net gains (losses) on assets	RIADF551	33	M.13.a.
		(1) Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	33	M.13.a.	(1)
	b.	Net gains (losses) on liabilities	RIADF553	0	M.13.b.
		(1) Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	0	M.13.b.	(1)
14.	Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities:

	a.	Total other-than-temporary impairment losses	RIADJ319	0	M.14.a.

	b.	Portion of losses recognized in other comprehensive income (before income taxes)	RIADJ320	0	M.14.b.
	c.	Net impairment losses recognized in earnings (included in Schedule RI, items 6.a and 6.b) (Memorandum item 14.a minus Memorandum item 14.b)	RIADJ321	0	M.14.c.

Schedule RIA     8

Schedule RI-A—Changes in Bank Equity Capital

Dollar Amounts in Thousands			Bil | Mil | Thou
1.	Total bank equity capital most recently reported for the December 31, 2013, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	1,493,886	1.

2.	Cumulative effect of changes in accounting principles and corrections of material accounting errors (*)	RIADB507	0	2.
3.	Balance end of previous calendar year as restated (sum of items 1 and 2)	RIADB508	1,493,886	3.
4.	Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	78,861	4.
5.	Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	0	5.
6.	Treasury stock transactions, net	RIADB510	0	6.
7.	Changes incident to business combinations, net	RIAD4356	0	7.
8.	LESS: Cash dividends declared on preferred stock	RIAD4470	0	8.
9.	LESS: Cash dividends declared on common stock	RIAD4460	71,000	9.
10.	Other comprehensive income (1)	RIADB511	6,427	10.
11.	Other transactions with stockholders (including a parent holding company)* (not included in items 5, 6, 8, or 9 above)	RIAD4415	0	11.

12.	Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	1,508,174	12.

(*)	Describe on Schedule RI-E - Explanations
(1)	Includes, but is not limited to, changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, and pension and other postretirement plan-related changes other than net periodic benefit cost.

Schedule RIBI     9

Schedule RI-B—Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I includes charge-offs and recoveries through the allocated transfer risk reserve.

Dollar Amounts in Thousands			(Column A) Charge-offs: Calendar YTD(1)		(Column B) Recoveries: Calendar YTD
1.	Loans secured by real estate:
	a.	Construction, land development, and other land loans:
		(1) 1-4 family residential construction loans	RIADC891	0	RIADC892	0	1.a.(1)
		(2) Other construction loans and all land development and other land loans	RIADC893	66	RIADC894	155	1.a.(2)
	b.	Secured by farmland	RIAD3584	546	RIAD3585	5	1.b.
	c.	Secured by 1-4 family residential properties:
		(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	29	RIAD5412	38	1.c.(1)
		(2) Closed-end loans secured by 1-4 family residential properties:
		(a) Secured by first liens	RIADC234	233	RIADC217	19	1.c.(2)(a)
		(b) Secured by junior liens	RIADC235	109	RIADC218	78	1.c.(2)(b)
	d.	Secured by multifamily (5 or more) residential properties	RIAD3588	0	RIAD3589	0	1.d.
	e.	Secured by nonfarm nonresidential properties:
		(1) Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	556	RIADC896	126	1.e.(1)
		(2) Loans secured by other nonfarm nonresidential properties	RIADC897	2,789	RIADC898	211	1.e.(2)
2.	Loans to depository institutions and acceptances of other banks		RIAD4481	0	RIAD4482	0	2.
3.	Not applicable
4.	Commercial and industrial loans		RIAD4638	4,023	RIAD4608	243	4.
5.	Loans to individuals for household, family, and other personal expenditures:
	a.	Credit cards	RIADB514	340	RIADB515	23	5.a.
	b.	Automobile loans	RIADK129	52	RIADK133	50	5.b.
	c.	Other (includes revolving credit plans other than credit cards and other consumer loans)	RIADK205	1,097	RIADK206	863	5.c.
6.	Loans to foreign governments and official institutions		RIAD4643	0	RIAD4627	0	6.
7.	All other loans (2)		RIAD4644	2,087	RIAD4628	6	7.
8.	Lease financing receivables		RIAD4266	0	RIAD4267	0	8.

9.	Total (sum of items 1 through 8)		RIAD4635	11,927	RIAD4605	1,817	9.

(1)	Include write-downs arising from transfers of loans to a held-for-sale account.
(2)	Includes charge-offs and recoveries on “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”

Schedule RIBI     10

Schedule RI-B—Continued

Part I—Continued

Memoranda

Dollar Amounts in Thousands			(Column A) Charge-offs: Calendar YTD		(Column B) Recoveries: Calendar YTD
1.	Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above		RIAD5409	6,110	RIAD5410	249	M.1.
2.	Memorandum items 2.a thru 2.d are to be completed by banks with $300 million or more in total assets: (2)
	a.	Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.a.
	b.	Loans to and acceptances of foreign banks (included in Schedule RI-B, part I, item 2, above)	RIAD4654	0	RIAD4664	0	M.2.b.
	c.	Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 4, above)	RIAD4646	0	RIAD4618	0	M.2.c.
	d.	Leases to individuals for household, family, and other personal expenditures (included in Schedule RI-B, part I, item 8, above)	RIADF185	0	RIADF187	0	M.2.d.
3.	Memorandum item 3 is to be completed by: (2)
	•	banks with $300 million or more in total assets, and
	•	banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans. Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, part I, item 7, above)	RIAD4655	2,087	RIAD4665	6	M.3.

Dollar Amounts in Thousands						Bil | Mil | Thou
	Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.
4.	Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)				RIADC388	N/A	M.4.

(2)	The $300 million asset size test and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2013, Report of Condition.

Schedule RIBII     11

Schedule RI-B—Continued

Part II. Changes in Allowance for Loan and Lease Losses

Dollar Amounts in Thousands			Bil | Mil | Thou
1.	Balance most recently reported for the December 31, 2013, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	56,069	1.
2.	Recoveries (must equal part I, item 9, column B, above)	RIAD4605	1,817	2.
3.	LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule RI-B, part II, item 4)	RIADC079	11,927	3.
4.	LESS: Write-downs arising from transfers of loans to a held-for-sale account	RIAD5523	0	4.
5.	Provision for loan and lease losses (must equal Schedule RI, item 4)	RIAD4230	1,559	5.
6.	Adjustments (see instructions for this schedule) (*)	RIADC233	0	6.
7.	Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)	RIAD3123	47,518	7.

Memoranda

Dollar Amounts in Thousands			Bil | Mil | Thou
1.	Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	RIADC435	0	M.1.

	Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.
2.	Separate valuation allowance for uncollectible retail credit card fees and finance charges	RIADC389	N/A	M.2.
3.	Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIADC390	N/A	M.3.

	Memorandum item 4 is to be completed by all banks.
4.	Amount of allowance for post-acquisition credit losses on purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, part II, item 7, above)	RIADC781	3,454	M.4.

(*)	Describe on Schedule RI-E - Explanations

Schedule RIC     12

Schedule RI-C—Disaggregated Data on the Allowance for Loan and Lease Losses

Schedule RI-C is to be completed by institutions with $1 billion or more in total assets.(1)

Dollar Amounts in Thousands			(Column A) Recorded Investment: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35)	(Column B) Allowance Balance: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35)	(Column C) Recorded Investment: Collectively Evaluated for Impairment (ASC 450-20)	(Column D) Allowance Balance: Collectively Evaluated for Impairment (ASC 450-20)	(Column E) Recorded Investment: Purchased Credit-Impaired Loans (ASC 310-30)	(Column F) Allowance Balance: Purchased Credit-Impaired Loans (ASC 310-30)
1.	Real estate loans:
	a.	Construction loans	RCONM708	RCONM709	RCONM710	RCONM711	RCONM712	RCONM713
			2,986	171	320,927	2,136	14,075	320	1.a.
	b.	Commercial real estate loans	RCONM714	RCONM715	RCONM716	RCONM717	RCONM719	RCONM720
			138,137	1,893	1,983,673	13,203	35,127	325	1.b.
	c.	Residential real estate loans	RCONM721	RCONM722	RCONM723	RCONM724	RCONM725	RCONM726
			141,014	5,098	587,827	2,845	102,981	2,784	1.c.
2.	Commercial loans (2)		RCONM727	RCONM728	RCONM729	RCONM730	RCONM731	RCONM732
			92,086	4,889	2,277,110	13,124	8,107	0	2.
3.	Credit cards		RCONM733	RCONM734	RCONM735	RCONM736	RCONM737	RCONM738
			0	0	18,445	478	0	0	3.
4.	Other consumer loans		RCONM739	RCONM740	RCONM741	RCONM742	RCONM743	RCONM744
			736	52	65,577	175	1,843	25	4.
5.	Unallocated, if any					RCONM745
						0			5.

6.	Total (for each column, sum of items 1.a through 5) (3)		RCONM746	RCONM747	RCONM748	RCONM749	RCONM750	RCONM751
			374,959	12,103	5,253,559	31,961	162,133	3,454	6.

(1)	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2013, Report of Condition.
(2)	Include all loans and leases not reported as real estate loans, credit cards, or other consumer loans in items 1, 3, or 4 of Schedule RI-C.
(3)	The sum of item 6, columns B, D, and F, must equal Schedule RC, item 4.c. Item 6, column E, must equal Schedule RC-C, Part I, Memorandum item 7.b. Item 6, column F, must equal Schedule RI-B, Part II, Memorandum item 4.

Schedule RIE     13

Schedule RI-E—Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

Dollar Amounts in Thousands						Bil | Mil | Thou
1.	Other noninterest income (from Schedule RI, item 5.l)
	Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.l:
	a.	Income and fees from the printing and sale of checks			RIADC013	883	1.a.
	b.	Earnings on/increase in value of cash surrender value of life insurance			RIADC014	0	1.b.
	c.	Income and fees from automated teller machines (ATMs)			RIADC016	6,347	1.c.
	d.	Rent and other income from other real estate owned			RIAD4042	533	1.d.
	e.	Safe deposit box rent			RIADC015	431	1.e.
	f.	Net change in the fair values of financial instruments accounted for under a fair value option			RIADF229	(13,967)	1.f.
	g.	Bank card and credit card interchange fees			RIADF555	1,171	1.g.
	h.	Gains on bargain purchases			RIADJ447	0	1.h.
	i.	TEXT4461	Indemnification Asset		RIAD4461	(10,805)	1.i.
	j.	TEXT4462	Insurance Commissions		RIAD4462	618	1.j.
	k.	TEXT4463	Revenue Sharing		RIAD4463	602	1.k.
2.	Other noninterest expense (from Schedule RI, item 7.d)
	Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:
	a.	Data processing expenses			RIADC017	9,741	2.a.
	b.	Advertising and marketing expenses			RIAD0497	4,627	2.b.
	c.	Directors’ fees			RIAD4136	0	2.c.
	d.	Printing, stationery, and supplies			RIADC018	1,479	2.d.
	e.	Postage			RIAD8403	2,342	2.e.
	f.	Legal fees and expenses			RIAD4141	1,782	2.f.
	g.	FDIC deposit insurance assessments			RIAD4146	CONF	2.g.
	h.	Accounting and auditing expenses			RIADF556	0	2.h.
	i.	Consulting and advisory expenses			RIADF557	0	2.i.
	j.	Automated teller machine (ATM) and interchange expenses			RIADF558	1,155	2.j.
	k.	Telecommunications expenses			RIADF559	0	2.k.
	l.	TEXT4464	OREO Expenses		RIAD4464	1,831	2.l.
	m.	TEXT4467	Business Meetings		RIAD4467	2,420	2.m.
	n.	TEXT4468	Loan Expense		RIAD4468	1,711	2.n.
3.	Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
	a.(1)	TEXT4469			RIAD4469	0	3.a.(1)
		(2) Applicable income tax effect	RIAD4486	0			3.a.(2)
	b.(1)	TEXT4487			RIAD4487	0	3.b.(1)
		(2) Applicable income tax effect	RIAD4488	0			3.b.(2)
	c.(1)	TEXT4489			RIAD4489	0	3.c.(1)
		(2) Applicable income tax effect	RIAD4491	0			3.c.(2)

Schedule RIE     14

Schedule RI-E—Continued

Dollar Amounts in Thousands				Bil | Mil | Thou
4.	Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):
	a.	TEXTB526	RIADB526	0	4.a.
	b.	TEXTB527	RIADB527	0	4.b.
5.	Other transactions with stockholders (including a parent holding company) (from Schedule RI-A, item 11) (itemize and describe all such transactions):
	a.	TEXT4498	RIAD4498	0	5.a.
	b.	TEXT4499	RIAD4499	0	5.b.
6.	Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):
	a.	TEXT4521	RIAD4521	0	6.a.
	b.	TEXT4522	RIAD4522	0	6.b.

				Yes/No
7.	Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
	a.	Comments?	RIAD4769	NO	7.a.
	b.	Other explanations (750 character limit):

(TEXT 4769)

Schedule RC     15

Consolidated Report of Condition for Insured Banks and Savings Associations for September 30, 2014

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC—Balance Sheet

Dollar Amounts in Thousands						Bil | Mil | Thou
	Assets
1.	Cash and balances due from depository institutions (from Schedule RC-A):
	a.	Noninterest-bearing balances and currency and coin (1)			RCON0081	130,740	1.a.
	b.	Interest-bearing balances (2)			RCON0071	125,899	1.b.
2.	Securities:
	a.	Held-to-maturity securities (from Schedule RC-B, column A)			RCON1754	650	2.a.
	b.	Available-for-sale securities (from Schedule RC-B, column D)			RCON1773	1,341,019	2.b.
3.	Federal funds sold and securities purchased under agreements to resell:
	a.	Federal funds sold			RCONB987	0	3.a.
	b.	Securities purchased under agreements to resell (3)			RCONB989	0	3.b.
4.	Loans and lease financing receivables (from Schedule RC-C):
	a.	Loans and leases held for sale			RCON5369	10,381	4.a.
	b.	Loans and leases, net of unearned income	RCONB528	6,777,091			4.b.
	c.	LESS: Allowance for loan and lease losses	RCON3123	47,518			4.c.
	d.	Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)			RCONB529	6,729,573	4.d.
5.	Trading assets (from Schedule RC-D)				RCON3545	0	5.
6.	Premises and fixed assets (including capitalized leases)				RCON2145	103,707	6.
7.	Other real estate owned (from Schedule RC-M)				RCON2150	49,580	7.
8.	Investments in unconsolidated subsidiaries and associated companies				RCON2130	0	8.
9.	Direct and indirect investments in real estate ventures				RCON3656	0	9.
10.	Intangible assets:
	a.	Goodwill			RCON3163	697,807	10.a.
	b.	Other intangible assets (from Schedule RC-M)			RCON0426	14,229	10.b.
11.	Other assets (from Schedule RC-F)				RCON2160	163,552	11.

12.	Total assets (sum of items 1 through 11)				RCON2170	9,367,137	12.

(1)	Includes cash items in process of collection and unposted debits.
(2)	Includes time certificates of deposit not held for trading.
(3)	Includes all securities resale agreements, regardless of maturity.

Schedule RC     16

Schedule RC—Continued

Dollar Amounts in Thousands							Bil | Mil | Thou
	Liabilities
13.	Deposits:
	a.	In domestic offices (sum of totals of columns A and C from Schedule RC-E)				RCON2200	7,057,932	13.a.
		(1)	Noninterest-bearing (1)	RCON6631	1,308,768			13.a.(1)
		(2)	Interest-bearing	RCON6636	5,749,164			13.a.(2)
	b.	Not applicable
14.	Federal funds purchased and securities sold under agreements to repurchase:
	a. Federal funds purchased (2)					RCONB993	0	14.a.
	b.	Securities sold under agreements to repurchase (3)				RCONB995	161,687	14.b.
15.	Trading liabilities (from Schedule RC-D)					RCON3548	0	15.
16.	Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)					RCON3190	575,094	16.
17.	Not applicable
18.	Not applicable
19.	Subordinated notes and debentures (4)					RCON3200	0	19.
20.	Other liabilities (from Schedule RC-G)					RCON2930	64,249	20.

21.	Total liabilities (sum of items 13 through 20)					RCON2948	7,858,962	21.

22.	Not applicable							22.

	Equity Capital
	Bank Equity Capital
23.	Perpetual preferred stock and related surplus					RCON3838	0	23.
24.	Common stock					RCON3230	6,660	24.
25.	Surplus (exclude all surplus related to preferred stock)					RCON3839	1,339,541	25.
26.
	a.	Retained earnings				RCON3632	168,121	26.a.
	b.	Accumulated other comprehensive income (5)				RCONB530	(6,147)	26.b.
	c.	Other equity capital components (6)				RCONA130	0	26.c.
27.

	a.	Total bank equity capital (sum of items 23 through 26.c)				RCON3210	1,508,175	27.a.

	b.	Noncontrolling (minority) interests in consolidated subsidiaries				RCON3000	0	27.b.

28.	Total equity capital (sum of items 27.a and 27.b)					RCONG105	1,508,175	28.

29.	Total liabilities and equity capital (sum of items 21 and 28)					RCON3300	9,367,137	29.

(1)	Includes noninterest-bearing demand, time, and savings deposits.
(2)	Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “Other borrowed money.”
(3)	Includes all securities repurchase agreements, regardless of maturity.
(4)	Includes limited-life preferred stock and related surplus.
(5)	Includes, but is not limited to, net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and accumulated defined benefit pension and other postretirement plan adjustments.
(6)	Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Schedule RC     17

Schedule RC—Continued

Memoranda

To be reported with the March Report of Condition.

Number
1.	Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2013	RCON6724	N/A	M.1.

1 =	Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 =	Independent audit of the bank’s parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 =	Attestation on bank management’s assertion on the effectiveness of the bank’s internal control over financial reporting by a certified public accounting firm

4 =	Directors’ examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
5 =	Directors’ examination of the bank performed by other external auditors (may be required by state chartering authority)
6 =	Review of the bank’s financial statements by external auditors
7 =	Compilation of the bank’s financial statements by external auditors
8 =	Other audit procedures (excluding tax preparation work)
9 =	No external audit work

MM/DD
To be reported with the March Report of Condition.
2.	Bank’s fiscal year-end date	RCON8678	N/A	M.2.

Schedule RCA     18

Schedule RC-A—Cash and Balances Due From Depository Institutions

Schedule RC-A is to be completed only by banks with $300 million or more in total assets. (1)

Exclude assets held for trading.

Dollar Amounts in Thousands				Bil | Mil | Thou
1.	Cash items in process of collection, unposted debits, and currency and coin:
	a.	Cash items in process of collection and unposted debits	RCON0020	70,587	1.a.
	b.	Currency and coin	RCON0080	56,819	1.b.
2.	Balances due from depository institutions in the U.S:
	a.	U.S. branches and agencies of foreign banks	RCON0083	0	2.a.
	b.	Other commercial banks in the U.S. and other depository institutions in the U.S.	RCON0085	3,481	2.b.
3.	Balances due from banks in foreign countries and foreign central banks:
	a.	Foreign branches of other U.S. banks	RCON0073	0	3.a.
	b.	Other banks in foreign countries and foreign central banks	RCON0074	0	3.b.
4.	Balances due from Federal Reserve Banks		RCON0090	125,752	4.

5.	Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)		RCON0010	256,639	5.

(1)	The $300 million asset size test is generally based on the total assets reported on the June 30, 2013, Report of Condition.

Schedule RCB     19

Schedule RC-B—Securities

Exclude assets held for trading.

Dollar Amounts in Thousands				(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for- sale Amortized Cost	(Column D) Available-for- sale Fair Value
1.	U.S. Treasury securities			RCON0211	RCON0213	RCON1286	RCON1287
				0	0	222,868	222,725	1.
2.	U.S. Government agency obligations (exclude mortgage-backed securities):
	a.	Issued by U.S. Government agencies (1)		RCON1289	RCON1290	RCON1291	RCON1293
				0	0	0	0	2.a.
	b.	Issued by U.S. Government-sponsored agencies (2)		RCON1294	RCON1295	RCON1297	RCON1298
				0	0	0	0	2.b.
3.	Securities issued by states and political subdivisions in the U.S.			RCON8496	RCON8497	RCON8498	RCON8499
				650	650	1,538	1,539	3.
4.	Mortgage-backed securities (MBS):
	a.	Residential mortgage pass-through securities:
		(1)	Guaranteed by GNMA	RCONG300	RCONG301	RCONG302	RCONG303
				0	0	177,393	175,333	4.a.(1)
		(2)	Issued by FNMA and FHLMC	RCONG304	RCONG305	RCONG306	RCONG307
				0	0	0	0	4.a.(2)
		(3)	Other pass-through securities	RCONG308	RCONG309	RCONG310	RCONG311
				0	0	0	0	4.a.(3)
	b.	Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
		(1)	Issued or guaranteed by U.S. Government agencies or sponsored agencies (3)	RCONG312	RCONG313	RCONG314	RCONG315
				0	0	744,772	740,760	4.b.(1)
		(2)	Collateralized by MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (3)	RCONG316	RCONG317	RCONG318	RCONG319
				0	0	0	0	4.b.(2)
		(3)	All other residential MBS	RCONG320	RCONG321	RCONG322	RCONG323
				0	0	0	0	4.b.(3)
	c.	Commercial MBS:
		(1)	Commercial mortgage pass-through securities:
			(a) Issued or guaranteed by FNMA, FHLMC, or GNMA	RCONK142	RCONK143	RCONK144	RCONK145
				0	0	0	0	4.c.(1)(a)
			(b) Other pass-through securities	RCONK146	RCONK147	RCONK148	RCONK149
				0	0	0	0	4.c.(1)(b)
		(2)	Other commercial MBS:
			(a) Issued or guaranteed by U.S. Government agencies or sponsored agencies (3)	RCONK150	RCONK151	RCONK152	RCONK153
				0	0	191,198	187,322	4.c.(2)(a)
			(b) All other commercial MBS	RCONK154	RCONK155	RCONK156	RCONK157
				0	0	0	0	4.c.(2)(b)

(1)	Includes Small Business Administration “Guaranteed Loan Pool Certificates,” U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(2)	Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.
(3)	U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

Schedule RCB     20

Schedule RC-B—Continued

Dollar Amounts in Thousands			(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for- sale Amortized Cost	(Column D) Available-for- sale Fair Value
5.	Asset-backed securities and structured financial products:
	a.	Asset-backed securities (ABS) (from RC-B Memoranda)	RCONC026	RCONC988	RCONC989	RCONC027
			0	0	0	0	5.a.
	b.	Structured financial products:
		(1) Cash	RCONG336	RCONG337	RCONG338	RCONG339
			0	0	0	0	5.b.(1)
		(2) Synthetic	RCONG340	RCONG341	RCONG342	RCONG343
			0	0	0	0	5.b.(2)
		(3) Hybrid	RCONG344	RCONG345	RCONG346	RCONG347
			0	0	0	0	5.b.(3)
6.	Other debt securities:
	a.	Other domestic debt securities	RCON1737	RCON1738	RCON1739	RCON1741
			0	0	11,732	11,873	6.a.
	b.	Other foreign debt securities	RCON1742	RCON1743	RCON1744	RCON1746
			0	0	0	0	6.b.
7.	Investments in mutual funds and other equity securities with readily determinable fair values (1)				RCONA510	RCONA511
					1,433	1,467	7.

8.	Total (sum of items 1 through 7) (total of column A must equal Schedule RC, item 2.a) (total of column D must equal Schedule RC, item 2.b.)		RCON1754	RCON1771	RCON1772	RCON1773
			650	650	1,350,934	1,341,019	8.

(1)	Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock in Schedule RC-F, item 4.

Schedule RCB     21

Schedule RC-B—Continued

Memoranda

Dollar Amounts in Thousands					Bil | Mil | Thou
1.	Pledged securities (1)			RCON0416	1,132,307	M.1.
2.	Maturity and repricing data for debt securities (excluding those in nonaccrual status): (1) (2)
	a.	Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3) (4)
		(1)	Three months or less	RCONA549	11,873	M.2.a.(1)
		(2)	Over three months through 12 months	RCONA550	120	M.2.a.(2)
		(3)	Over one year through three years	RCONA551	74,699	M.2.a.(3)
		(4)	Over three years through five years	RCONA552	148,476	M.2.a.(4)
		(5)	Over five years through 15 years	RCONA553	1,579	M.2.a.(5)
		(6)	Over 15 years	RCONA554	40	M.2.a.(6)
	b.	Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3) (5)
		(1)	Three months or less	RCONA555	0	M.2.b.(1)
		(2)	Over three months through 12 months	RCONA556	0	M.2.b.(2)
		(3)	Over one year through three years	RCONA557	12,806	M.2.b.(3)
		(4)	Over three years through five years	RCONA558	0	M.2.b.(4)
		(5)	Over five years through 15 years	RCONA559	162,527	M.2.b.(5)
		(6)	Over 15 years	RCONA560	0	M.2.b.(6)
	c.	Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of: (6)
		(1)	Three years or less	RCONA561	521,484	M.2.c.(1)
		(2)	Over three years	RCONA562	406,597	M.2.c.(2)
	d.	Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)		RCONA248	6,868	M.2.d.
3.	Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)			RCON1778	0	M.3.
4.	Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
	a.	Amortized cost		RCON8782	0	M.4.a.
	b.	Fair value		RCON8783	0	M.4.b.

(1)	Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2)	Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(3)	Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
(4)	Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 4.c.(1), 5, and 6, columns A and D, plus residential mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5)	Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of residential mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6)	Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual “Other mortgage-backed securities” included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 4.b. and 4.c.(2), columns A and D.

Schedule RCB     22

Schedule RC-B—Continued

Memoranda—Continued

Dollar Amounts in Thousands			(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for- sale Amortized Cost	(Column D) Available-for- sale Fair Value
	Memorandum items 5.a through 5.f are to be completed by banks with $1 billion or more in total assets.(1)

5.	Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):
	a.	Credit card receivables	RCONB838	RCONB839	RCONB840	RCONB841
			0	0	0	0	M.5.a.
	b.	Home equity lines	RCONB842	RCONB843	RCONB844	RCONB845
			0	0	0	0	M.5.b.
	c.	Automobile loans	RCONB846	RCONB847	RCONB848	RCONB849
			0	0	0	0	M.5.c.
	d.	Other consumer loans	RCONB850	RCONB851	RCONB852	RCONB853
			0	0	0	0	M.5.d.
	e.	Commercial and industrial loans	RCONB854	RCONB855	RCONB856	RCONB857
			0	0	0	0	M.5.e.
	f.	Other	RCONB858	RCONB859	RCONB860	RCONB861
			0	0	0	0	M.5.f.
6.	Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B, sum of items 5.b.(1) through (3)):
	a.	Trust preferred securities issued by financial institutions	RCONG348	RCONG349	RCONG350	RCONG351
			0	0	0	0	M.6.a.
	b.	Trust preferred securities issued by real estate investment trusts	RCONG352	RCONG353	RCONG354	RCONG355
			0	0	0	0	M.6.b.
	c.	Corporate and similar loans	RCONG356	RCONG357	RCONG358	RCONG359
			0	0	0	0	M.6.c.
	d.	1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG360	RCONG361	RCONG362	RCONG363
			0	0	0	0	M.6.d.
	e.	1-4 family residential MBS not issued or guaranteed by GSEs	RCONG364	RCONG365	RCONG366	RCONG367
			0	0	0	0	M.6.e.
	f.	Diversified (mixed) pools of structured financial products	RCONG368	RCONG369	RCONG370	RCONG371
			0	0	0	0	M.6.f.
	g.	Other collateral or reference assets	RCONG372	RCONG373	RCONG374	RCONG375
			0	0	0	0	M.6.g.

(1)	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2013, Report of Condition.

Schedule RCCI     23

Schedule RC-C—Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or fair value and (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper.

Dollar Amounts in Thousands			(Column A) To Be Completed by Banks with $300 Million or More in Total Assets (1)		(Column B) To Be Completed by All Banks
1.	Loans secured by real estate:
	a.	Construction, land development, and other land loans:
		(1) 1-4 family residential construction loans			RCONF158	38,076	1.a.(1)
		(2) Other construction loans, all land development, other land loans			RCONF159	315,746	1.a.(2)
	b.	Secured by farmland (incl. farm residential & other improvements)			RCON1420	781,823	1.b.
	c.	Secured by 1-4 family residential properties:
		(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCON1797	340,555	1.c.(1)
		(2) Closed-end loans secured by 1-4 family residential properties:
		(a) Secured by first liens			RCON5367	438,919	1.c.(2)(a)
		(b) Secured by junior liens			RCON5368	55,861	1.c.(2)(b)
	d.	Secured by multifamily (5 or more) residential properties			RCON1460	141,123	1.d.
	e.	Secured by nonfarm nonresidential properties:
		(1) Loans secured by owner-occupied nonfarm nonresidential properties			RCONF160	1,073,840	1.e.(1)
		(2) Loans secured by other nonfarm nonresidential properties			RCONF161	855,038	1.e.(2)
2.	Loans to depository institutions and acceptances of other banks				RCON1288	0	2.
	a.	To commercial banks in the U.S.:
		(1) To U.S. branches and agencies of foreign banks	RCONB532	0			2.a.(1)
		(2) To other commercial banks in the U.S.	RCONB533	0			2.a.(2)
	b.	To other depository institutions in the U.S.	RCONB534	0			2.b.
	c.	To banks in foreign countries:
		(1) To foreign branches of other U.S. banks	RCONB536	0			2.c.(1)
		(2) To other banks in foreign countries	RCONB537	0			2.c.(2)
3.	Loans to finance agricultural production and other loans to farmers				RCON1590	898,282	3.
4.	Commercial and industrial loans				RCON1766	1,264,239	4.
	a.	To U.S. addressees (domicile)	RCON1763	1,264,239			4.a.
	b.	To non-U.S. addressees (domicile)	RCON1764	0			4.b.
5.	Not applicable
6.	Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
	a.	Credit cards			RCONB538	18,450	6.a.
	b.	Other revolving credit plans			RCONB539	4,049	6.b.
	c.	Automobile loans			RCONK137	41,971	6.c.
	d.	Other consumer loans (includes single payment and installment loans other than automobile loans, and all student loans)			RCONK207	24,593	6.d.
7.	Loans to foreign governments and official institutions (including foreign central banks)				RCON2081	0	7.
8.	Obligations (other than securities and leases) of states and political subdivisions in the U.S.				RCON2107	479,898	8.
9.	Loans to nondepository financial institutions and other loans:
	a.	Loans to nondepository financial institutions			RCONJ454	0	9.a.
	b.	Other loans			RCONJ464	20,520	9.b.
		(1) Loans for purchasing or carrying securities (secured/unsecured)	RCON1545	17,026			9.b.(1)
		(2) All other loans (exclude consumer loans)	RCONJ451	3,494			9.b.(2)

(1)	The $300 million asset size test is generally based on the total assets reported on the June 30, 2013, Report of Condition.

Schedule RCCI      24

Schedule RC-C—Continued

Part I—Continued

Dollar Amounts in Thousands			(Column A) To Be Completed by Banks with $300 Million or More in Total Assets (1)		(Column B) To Be Completed by All Banks
10.	Lease financing receivables (net of unearned income)				RCON2165	756	10.
	a.	Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCONF162	756			10.a.
	b.	All other leases	RCONF163	0			10.b.
11.	LESS: Any unearned income on loans reflected in items 1-9 above				RCON2123	6,268	11.

12.	Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b)				RCON2122	6,787,471	12.

Memoranda

Dollar Amounts in Thousands							Bil | Mil | Thou
1.	Loans restructured in troubled debt restructurings that are in compliance with their modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):
	a.	Construction, land development, and other land loans:
		(1)	1-4 family residential construction loans			RCONK158	0	M.1.a.(1)
		(2)	Other construction loans and all land development and other land loans			RCONK159	0	M.1.a.(2)
	b.	Loans secured by 1-4 family residential properties				RCONF576	1,427	M.1.b.
	c.	Secured by multifamily (5 or more) residential properties				RCONK160	0	M.1.c.
	d.	Secured by nonfarm nonresidential properties:
		(1)	Loans secured by owner-occupied nonfarm nonresidential properties			RCONK161	8,462	M.1.d.(1)
		(2)	Loans secured by other nonfarm nonresidential properties			RCONK162	16,367	M.1.d.(2)
	e.	Commercial and industrial loans				RCONK256	6,753	M.1.e.
		Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets (1) (sum of Memorandum items 1.e.(1) and (2) must equal Memorandum item 1.e.):
		(1)	To U.S. addressees (domicile)	RCONK163	6,753			M.1.e.(1)
		(2)	To non-U.S. addressees (domicile)	RCONK164	0			M.1.e.(2)
	f.	All other loans (include loans to individuals for household, family, and other personal expenditures)				RCONK165	3,126	M.1.f.

		Itemize loan categories included in Memorandum item 1.f above that exceed 10% of total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a through 1.e plus 1.f):
		(1)	Loans secured by farmland			RCONK166	0	M.1.f.(1)
		(2)	Loans to depository institutions and acceptances of other banks			RCONK167	0	M.1.f.(2)
		(3)	Not applicable
		(4)	Loans to individuals for household, family, and other personal expenditures:
			(a)	Credit cards		RCONK098	0	M.1.f.(4)(a)
			(b)	Automobile loans		RCONK203	0	M.1.f.(4)(b)
			(c)	Other (includes revolving credit plans other than credit cards and other consumer loans)		RCONK204	0	M.1.f.(4)(c)
		(5)	Loans to foreign governments and official institutions			RCONK212	0	M.1.f.(5)
		(6)	Other loans (2)			RCONK267	3,126	M.1.f.(6)

(1)	The $300 million asset size test is generally based on the total assets reported on the June 30, 2013, Report of Condition.
(2)	Includes “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”

Schedule RCCI     25

Schedule RC-C—Continued

Memoranda—Continued

Dollar Amounts in Thousands					Bil | Mil | Thou
	Memoranda item 1.f.(6)(a) is to be completed by: (6)
	•	Banks with $300 million or more in total assets
	•	Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding 5 percent of total loans
			(a) Loans to finance agricultural production and other loans to farmers included in Schedule RC-C, part I, Memorandum item 1.f.(6), above	RCONK168	3,126	M.1.f.(6)(a)
2.	Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
	a.	Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), col. B) with a remaining maturity or next repricing date of: (3) (4)
		(1)	Three months or less	RCONA564	42,337	M.2.a.(1)
		(2)	Over three months through 12 months	RCONA565	87,563	M.2.a.(2)
		(3)	Over one year through three years	RCONA566	77,820	M.2.a.(3)
		(4)	Over three years through five years	RCONA567	146,888	M.2.a.(4)
		(5)	Over five years through 15 years	RCONA568	45,074	M.2.a.(5)
		(6)	Over 15 years	RCONA569	26,367	M.2.a.(6)
	b.	All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, col. B) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), col. B) with a remaining maturity or next repricing date of: (3) (5)
		(1)	Three months or less	RCONA570	672,680	M.2.b.(1)
		(2)	Over three months through 12 months	RCONA571	1,416,643	M.2.b.(2)
		(3)	Over one year through three years	RCONA572	1,385,717	M.2.b.(3)
		(4)	Over three years through five years	RCONA573	1,838,776	M.2.b.(4)
		(5)	Over five years through 15 years	RCONA574	922,680	M.2.b.(5)
		(6)	Over 15 years	RCONA575	52,291	M.2.b.(6)
	c.	Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)		RCONA247	1,892,369	M.2.c.
3.	Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column B (7)			RCON2746	1,865	M.3.
4.	Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)			RCON5370	267,951	M.4.

(3)	Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
(4)	Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(5)	Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column B, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(6)	The $300 million asset size test and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2013, Report of Condition.
(7)	Exclude loans secured by real estate that are included in Schedule RC-C, Part I, items 1.a through 1.e, column B.

Schedule RCCI     26

Schedule RC-C—Continued

Part I—Continued

Memoranda—Continued

Dollar Amounts in Thousands				Bil | Mil | Thou
5.	To be completed by banks with $300 million or more in total assets: (8)
	Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B)		RCONB837	0	M.5.

	Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for UBPR purposes.
6.	Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a		RCONC391	N/A	M.6.

	Memorandum item 7 is to be completed by all banks.
7.	Purchased credit-impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):
	a.	Outstanding balance	RCONC779	267,151	M.7.a.
	b.	Carrying amount included in Schedule RC-C, part I, items 1 through 9	RCONC780	162,133	M.7.b.
8.	Closed-end loans with negative amortization features secured by 1-4 family residential properties:

	a.	Total carrying amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and (b))	RCONF230	0	M.8.a.

		Memorandum items 8.b and 8.c are to be completed by banks that had closed-end loans with negative amortization features secured by 1-4 family residential properties (as reported in Schedule RC-C, part I, Memorandum item 8.a) as of December 31, 2013, that exceeded the lesser of $100 million or 5 percent of total loans and leases, net of unearned income (as reported in Schedule RC-C, part I, item 12, column B).

	b.	Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	RCONF231	N/A	M.8.b.

	c.	Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the carrying amount reported in Memorandum item 8.a above	RCONF232	N/A	M.8.c.

9.	Loans secured by 1-4 family residential properties in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))		RCONF577	2,429	M.9.

	Memorandum items 10 and 11 are to be completed by banks that have elected to measure loans included in Schedule RC-C, part I, items 1 through 9, at fair value under a fair value option.
10.	Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9):
	a.	Loans secured by real estate:
		(1) Construction, land development, and other land loans	RCONF578	15,463	M.10.a.(1)
		(2) Secured by farmland (including farm residential and other improvements)	RCONF579	294,234	M.10.a.(2)
		(3) Secured by 1-4 family residential properties:
		(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF580	0	M.10.a.(3)(a)
		(b) Closed-end loans secured by 1-4 family residential properties:
		(1) Secured by first liens	RCONF581	1,475	M.10.a.(3)(b)(1)
		(2) Secured by junior liens	RCONF582	0	M.10.a.(3)(b)(2)
		(4) Secured by multifamily (5 or more) residential properties	RCONF583	3,327	M.10.a.(4)
		(5) Secured by nonfarm nonresidential properties	RCONF584	408,137	M.10.a.(5)
	b.	Commercial and industrial loans	RCONF585	184,433	M.10.b.

(8)	The $300 million asset size test is generally based on the total assets reported on the June 30, 2013, Report of Condition.

Schedule RCCI     27

Schedule RC-C—Continued

Part I—Continued

Memoranda—Continued

Dollar Amounts in Thousands					Bil | Mil | Thou
	c.	Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
		(1)	Credit Cards	RCONF586	0	M.10.c.(1)
		(2)	Other revolving credit plans	RCONF587	0	M.10.c.(2)
		(3)	Automobile loans	RCONK196	0	M.10.c.(3)
		(4)	Other consumer loans	RCONK208	0	M.10.c.(4)
	d.	Other loans		RCONF589	78,343	M.10.d.
11.	Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10):
	a.	Loans secured by real estate:
		(1)	Construction, land development, and other land loans	RCONF590	15,463	M.11.a.(1)
		(2)	Secured by farmland (including farm residential and other improvements)	RCONF591	294,234	M.11.a.(2)
		(3)	Secured by 1-4 family residential properties:
			(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF592	0	M.11.a.(3)(a)
			(b) Closed-end loans secured by 1-4 family residential properties:
			(1) Secured by first liens	RCONF593	1,475	M.11.a.(3)(b)(1)
			(2) Secured by junior liens	RCONF594	0	M.11.a.(3)(b)(2)
		(4)	Secured by multifamily (5 or more) residential properties	RCONF595	3,327	M.11.a.(4)
		(5)	Secured by nonfarm nonresidential properties	RCONF596	408,137	M.11.a.(5)
	b.	Commercial and industrial loans		RCONF597	184,433	M.11.b.
	c.	Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
		(1)	Credit cards	RCONF598	0	M.11.c.(1)
		(2)	Other revolving credit plans	RCONF599	0	M.11.c.(2)
		(3)	Automobile loans	RCONK195	0	M.11.c.(3)
		(4)	Other consumer loans	RCONK209	0	M.11.c.(4)
	d.	Other loans		RCONF601	78,343	M.11.d.

							(Column C)
Dollar Amounts in Thousands			(Column A) Fair value of acquired loans and leases at acquisition date		(Column B) Gross contractual amounts receivable at acquisition date		Best estimate at acquisition date of contractual cash flows not expected to be collected
12.	Loans (not subject to the requirements of FASB ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:
	a.	Loans secured by real estate	RCONG091	0	RCONG092	0	RCONG093	0	M.12.a.
	b.	Commercial and industrial loans	RCONG094	0	RCONG095	0	RCONG096	0	M.12.b.
	c.	Loans to individuals for household, family, and other personal expenditures	RCONG097	0	RCONG098	0	RCONG099	0	M.12.c.
	d.	All other loans and all leases	RCONG100	0	RCONG101	0	RCONG102	0	M.12.d.

Schedule RCCI     28

Schedule RC-C—Continued

Part I—Continued

Memoranda—Continued

Dollar Amounts in Thousands					Bil | Mil | Thou
Memorandum item 13 is to be completed by banks that had construction, land development, and other land loans (as reported in Schedule RC-C, part I, item 1.a, column B) that exceeded 100 percent of total risk-based capital (as reported in Schedule RC-R, item 21) as of December 31, 2013.
13.	Construction, land development, and other land loans with interest reserves:
	a.	Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B)		RCONG376	N/A	M.13.a.
	b.	Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(b))		RIADG377	N/A	M.13.b.

Memorandum item 14 is to be completed by all banks.
14.	Pledged loans and leases			RCONG378	2,145,546	M.14.

Memorandum item 15 is to be completed for the December report only.
15.	Reverse mortgages:
	a.	Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):
		(1)	Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ466	N/A	M.15.a.(1)
		(2)	Proprietary reverse mortgages	RCONJ467	N/A	M.15.a.(2)

Number
	b.	Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:
		(1)	Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ468	N/A	M.15.b.(1)
		(2)	Proprietary reverse mortgages	RCONJ469	N/A	M.15.b.(2)

Dollar Amounts in Thousands					Bil | Mil | Thou
	c.	Principal amount of reverse mortgage originations that have been sold during the year:
		(1)	Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ470	N/A	M.15.c.(1)
		(2)	Proprietary reverse mortgages	RCONJ471	N/A	M.15.c.(2)

Schedule RCCII      29

Schedule RC-C—Continued

Part II. Loans to Small Businesses and Small Farms

Report the number and amount currently outstanding as of the report date of business loans with “original amounts” of $1,000,000 or less and farm loans with “original amounts” of $500,000 or less. The following guidelines should be used to determine the “original amount” of a loan: (1) For loans drawn down under lines of credit or loan commitments, the “original amount” of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the “original amount” is the amount currently outstanding on the report date. (2) For loan participations and syndications, the “original amount” of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the “original amount” is the total amount of the loan origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses

						Yes/No
1.	Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4, have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, answer this question “NO.”)				RCON6999	NO	1.

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.
If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

						Number
2.	Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:
	a.	“Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2) (Note: Sum of items 1.e.(1) and 1.e.(2) divided by the number of loans should NOT exceed $100,000.)			RCON5562	N/A	2.a.
	b.	“Commercial and industrial loans” reported in Schedule RC-C, part I, item 4. (1) (Note: Item 4 (1), divided by the number of loans should NOT exceed $100,000.)			RCON5563	N/A	2.b.

Dollar Amounts in Thousands			(Column A) Number of Loans		(Column B) Amount Currently Outstanding
3.	Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2) (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, sum of items 1.e.(1) and 1.e.(2)):
	a.	With original amounts of $100,000 or less	RCON5564	639	RCON5565	22,211	3.a.
	b.	With original amounts of more than $100,000 through $250,000	RCON5566	628	RCON5567	78,239	3.b.
	c.	With original amounts of more than $250,000 through $1,000,000	RCON5568	794	RCON5569	332,495	3.c.
4.	Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4 (1) (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4 (1)):
	a.	With original amounts of $100,000 or less	RCON5570	3433	RCON5571	85,294	4.a.
	b.	With original amounts of more than $100,000 through $250,000	RCON5572	967	RCON5573	104,696	4.b.
	c.	With original amounts of more than $250,000 through $1,000,000	RCON5574	858	RCON5575	273,337	4.c.

(1)	Banks with $300 million or more in total assets should provide the requested information for “Commercial and industrial loans” based on the loans reported in Schedule RC-C, part I, item 4.a, column A, “Commercial and industrial loans to U.S. addressees.”

Schedule RCCII      30

Schedule RC-C—Continued

Part II—Continued

Agricultural Loans to Small Farms

						Yes/No
5.	Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, answer this question “NO.”)				RCON6860	NO	5.

If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.

If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.

If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

						Number
6.	Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:
	a.	“Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, (Note: Item 1.b divided by the number of loans should NOT exceed $100,000.)			RCON5576	N/A	6.a.
	b.	“Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed $100,000.)			RCON5577	N/A	6.b.

Dollar Amounts in Thousands			(Column A) Number of Loans		(Column B) Amount Currently Outstanding
7.	Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements) “reported in Schedule RC-C, part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b):
	a.	With original amounts of $100,000 or less	RCON5578	842	RCON5579	32,673	7.a.
	b.	With original amounts of more than $100,000 through $250,000	RCON5580	688	RCON5581	92,359	7.b.
	c.	With original amounts of more than $250,000 through $500,000	RCON5582	276	RCON5583	83,557	7.c.
8.	Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3):
	a.	With original amounts of $100,000 or less	RCON5584	2814	RCON5585	68,802	8.a.
	b.	With original amounts of more than $100,000 through $250,000	RCON5586	637	RCON5587	80,268	8.b.
	c.	With original amounts of more than $250,000 through $500,000	RCON5588	316	RCON5589	89,642	8.c.

Schedule RCD      31

Schedule RC-D—Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more in any of the  four preceding calendar quarters.

Dollar Amounts in Thousands				Bil | Mil | Thou
Assets
1.	U.S. Treasury securities		RCON3531	N/A	1.
2.	U.S. Government agency obligations (exclude mortgage-backed securities)		RCON3532	N/A	2.
3.	Securities issued by states and political subdivisions in the U.S.		RCON3533	N/A	3.
4.	Mortgage-backed securities (MBS):
	a.	Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, GNMA	RCONG379	N/A	4.a.
	b.	Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (include CMOs, REMICs, and stripped MBS) (1)	RCONG380	N/A	4.b.
	c.	All other residential MBS	RCONG381	N/A	4.c.
	d.	Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (1)	RCONK197	N/A	4.d.
	e.	All other commercial MBS	RCONK198	N/A	4.e.
5.	Other debt securities
	a.	Structured financial products:
		(1) Cash	RCONG383	N/A	5.a.(1)
		(2) Synthetic	RCONG384	N/A	5.a.(2)
		(3) Hybrid	RCONG385	N/A	5.a.(3)
	b.	All other debt securities	RCONG386	N/A	5.b.
6.	Loans:
	a.	Loans secured by real estate:
		(1) Construction, land development, and other land loans	RCONF604	N/A	6.a.(1)
		(2) Secured by farmland (including farm residential and other improvements)	RCONF605	N/A	6.a.(2)
(3) Secured by 1-4 family residential properties:
		(a) Revolving, open-end secured by 1-4 family residential properties and extended under LOC	RCONF606	N/A	6.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:
		(1) Secured by first liens	RCONF607	N/A	6.a.(3)(b)(1)
		(2) Secured by junior liens	RCONF611	N/A	6.a.(3)(b)(2)
		(4) Secured by multifamily (5 or more) residential properties	RCONF612	N/A	6.a.(4)
		(5) Secured by nonfarm nonresidential properties	RCONF613	N/A	6.a.(5)
	b.	Commercial and industrial loans	RCONF614	N/A	6.b.
	c.	Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
		(1) Credit cards	RCONF615	N/A	6.c.(1)
		(2) Other revolving credit plans	RCONF616	N/A	6.c.(2)
		(3) Automobile loans	RCONK199	N/A	6.c.(3)
		(4) Other consumer loans	RCONK210	N/A	6.c.(4)
	d.	Other loans	RCONF618	N/A	6.d.
7. - 8. Not applicable
9.	Other trading assets		RCON3541	N/A	9.
10.	Not applicable
11.	Derivatives with a positive fair value		RCON3543	N/A	11.

12.	Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)		RCON3545	N/A	12.

Liabilities
13.
	a.	Liability for short positions	RCON3546	N/A	13.a.
	b.	Other trading liabilities	RCONF624	N/A	13.b.
14.	Derivatives with a negative fair value		RCON3547	N/A	14.

15.	Total trading liabilities (sum of items 13.a. through 14) (must equal Schedule RC, item 15)		RCON3548	N/A	15.

(1)	U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

Schedule RCD      32

Schedule RC-D—Continued

Memoranda

Dollar Amounts in Thousands				Bil | Mil | Thou
1.	Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, item 6.a.(1) through 6.d):
	a.	Loans secured by real estate:
		(1) Construction, land development, and other land loans	RCONF625	N/A	M.1.a.(1)
		(2) Secured by farmland (including farm residential and other improvements)	RCONF626	N/A	M.1.a.(2)
(3) Secured by 1-4 family residential properties:
		(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF627	N/A	M.1.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:
		(1) Secured by first liens	RCONF628	N/A	M.1.a.(3)(b)(1)
		(2) Secured by junior liens	RCONF629	N/A	M.1.a.(3)(b)(2)
		(4) Secured by multifamily (5 or more) residential properties	RCONF630	N/A	M.1.a.(4)
		(5) Secured by nonfarm nonresidential properties	RCONF631	N/A	M.1.a.(5)
	b.	Commercial and industrial loans	RCONF632	N/A	M.1.b.
	c.	Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
		(1) Credit cards	RCONF633	N/A	M.1.c.(1)
		(2) Other revolving credit plans	RCONF634	N/A	M.1.c.(2)
		(3) Automobile loans	RCONK200	N/A	M.1.c.(3)
		(4) Other consumer loans	RCONK211	N/A	M.1.c.(4)
	d.	Other loans	RCONF636	N/A	M.1.d.
2.	Loans measured at fair value that are past due 90 days or more:
	a.	Fair value	RCONF639	N/A	M.2.a.
	b.	Unpaid principal balance	RCONF640	N/A	M.2.b.
3.	Structured financial products by underlying collateral or reference assets (sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):
	a.	Trust preferred securities issued by financial institutions	RCONG299	N/A	M.3.a.
	b.	Trust preferred securities issued by real estate investment trusts	RCONG332	N/A	M.3.b.
	c.	Corporate and similar loans	RCONG333	N/A	M.3.c.
	d.	1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG334	N/A	M.3.d.
	e.	1-4 family residential MBS not issued or guaranteed by GSEs	RCONG335	N/A	M.3.e.
	f.	Diversified (mixed) pools of structured financial products	RCONG651	N/A	M.3.f.
	g.	Other collateral or reference assets	RCONG652	N/A	M.3.g.
4.	Pledged trading assets:
	a.	Pledged securities	RCONG387	N/A	M.4.a.
	b.	Pledged loans	RCONG388	N/A	M.4.b.

Memorandum items 5 through 10 are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $1 billion or more in any of the four preceding calendar quarters.
5.	Asset-backed securities:
	a.	Credit card receivables	RCONF643	N/A	M.5.a.
	b.	Home equity lines	RCONF644	N/A	M.5.b.
	c.	Automobile loans	RCONF645	N/A	M.5.c.
	d.	Other consumer loans	RCONF646	N/A	M.5.d.
	e.	Commercial and industrial loans	RCONF647	N/A	M.5.e.
	f.	Other	RCONF648	N/A	M.5.f.
6.	Retained beneficial interests in securitizations (first-loss or equity tranches)		RCONF651	N/A	M.6.
7.	Equity securities (included in Schedule RC-D, item 9, above):
	a.	Readily determinable fair values	RCONF652	N/A	M.7.a.
	b.	Other	RCONF653	N/A	M.7.b.
8.	Loans pending securitization		RCONF654	N/A	M.8.

Schedule RCD      33

Schedule RC-D—Continued

Memoranda—Continued

Dollar Amounts in Thousands				Bil | Mil | Thou
9.	Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item): (1)
	a.	TEXTF655	RCONF655	N/A	M.9.a.
	b.	TEXTF656	RCONF656	N/A	M.9.b.
	c.	TEXTF657	RCONF657	N/A	M.9.c.
10.	Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item):
	a.	TEXTF658	RCONF658	N/A	M.10.a.
	b.	TEXTF659	RCONF659	N/A	M.10.b.
	c.	TEXTF660	RCONF660	N/A	M.10.c.

(1)	Exclude equity securities.

Schedule RCE     34

Schedule RC-E—Deposit Liabilities

Dollar Amounts in Thousands		(Column A) Total Transaction Accounts (Including Total Demand Deposits)		(Column B) Memo: Total Demand Deposits (1) (Included in Column A)		(Column C) Total Nontransaction Accounts (Including MMDAs)
	Deposits of:
1.	Individuals, partnerships, and corporations	RCONB549	727,280			RCONB550	5,347,614	1.
2.	U.S. Government	RCON2202	0			RCON2520	0	2.
3.	States and political subdivisions in the U.S.	RCON2203	92,807			RCON2530	889,128	3.
4.	Commercial banks and other depository institutions in the U.S.	RCONB551	1,103			RCONB552	0	4.
5.	Banks in foreign countries	RCON2213	0			RCON2236	0	5.
6.	Foreign governments and official institutions (including foreign central banks)	RCON2216	0			RCON2377	0	6.

7.	Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	RCON2215	821,190	RCON2210	402,291	RCON2385	6,236,742	7.

Memoranda

Dollar Amounts in Thousands				Bil | Mil | Thou
1.	Selected components of total deposits (i.e., sum of item 7, columns A and C):
	a.	Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	212,649	M.1.a.

	b.	Total brokered deposits	RCON2365	359,240	M.1.b.

	c.	Fully insured brokered deposits (included in Memorandum item 1.b above): (2)
		(1) Brokered deposits of less than $100,000	RCON2343	359,240	M.1.c.(1)
		(2) Brokered deposits of $100,000 through $250,000 and certain brokered retirement deposit accounts	RCONJ472	0	M.1.c.(2)
	d.	Maturity data for brokered deposits:
		(1) Brokered deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	RCONA243	0	M.1.d.(1)
		(2) Brokered deposits of $100,000 through $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(2) above)	RCONK219	0	M.1.d.(2)
		(3) Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONK220	0	M.1.d.(3)
	e.	Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)	RCON5590	N/A	M.1.e.
	f.	Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits	RCONK223	0	M.1.f.
2.	Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above):
	a.	Savings deposits:
		(1) Money market deposit accounts (MMDAs)	RCON6810	2,408,870	M.2.a.(1)
		(2) Other savings deposits (excludes MMDAs)	RCON0352	2,084,178	M.2.a.(2)

	b.	Total time deposits of less than $100,000	RCON6648	1,010,554	M.2.b.

	c.	Total time deposits of $100,000 through $250,000	RCONJ473	477,844	M.2.c.

	d.	Total time deposits of more than $250,000	RCONJ474	255,295	M.2.d.

	e.	Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above	RCONF233	47,401	M.2.e.

(1)	Include interest-bearing and noninterest-bearing demand deposits.
(2)	The dollar amounts used as the basis for reporting in Memorandum items 1.c.(1) and (2) reflect the deposit insurance limits in effect on the report date.

Schedule RCE     35

Schedule RC-E—Continued

Memoranda—Continued

Dollar Amounts in Thousands				Bil | Mil | Thou
3.	Maturity and repricing data for time deposits of less than $100,000:
	a.	Time deposits of less than $100,000 with a remaining maturity or next repricing date of: (1) (2)
		(1) Three months or less	RCONA579	238,515	M.3.a.(1)
		(2) Over three months through 12 months	RCONA580	431,610	M.3.a.(2)
		(3) Over one year through three years	RCONA581	265,878	M.3.a.(3)
		(4) Over three years	RCONA582	74,552	M.3.a.(4)
	b.	Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above) (3)	RCONA241	622,526	M.3.b.
4.	Maturity and repricing data for time deposits of $100,000 or more:
	a.	Time deposits of $100,000 or more with a remaining maturity or next repricing date of: (1) (4)
		(1) Three months or less	RCONA584	163,070	M.4.a.(1)
		(2) Over three months through 12 months	RCONA585	332,038	M.4.a.(2)
		(3) Over one year through three years	RCONA586	178,981	M.4.a.(3)
		(4) Over three years	RCONA587	59,050	M.4.a.(4)
	b.	Time deposits of $100,000 through $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above) (3)	RCONK221	269,085	M.4.b.
	c.	Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above) (3)	RCONK222	226,023	M.4.c.

				Yes/No
5.	Does your institution offer one or more consumer deposit account products, i.e., transaction account or nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use?		RCONP752	YES	M.5.

Dollar Amounts in Thousands				Bil | Mil | Thou
	Memorandum items 6 and 7 are to be completed by institutions with $1 billion or more in total assets (5) that answered “Yes” to Memorandum item 5 above.
6.	Components of total transaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 6.a, 6.b, and 6.c must equal item 1, column A, above):
	a.	Total deposits in those noninterest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	RCONP753	108,590	M.6.a.

	b.	Total deposits in those interest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	RCONP754	227,052	M.6.b.

	c.	Total deposits in all other transaction accounts of individuals, partnerships, and corporations	RCONP755	391,638	M.6.c.

(1)	Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2)	Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b.
(3)	Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4)	Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, sum of Memorandum items 2.c and 2.d.
(5)	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2013, Report of Condition.

Schedule RCE     36

Schedule RC-E—Continued

Memoranda—Continued

Dollar Amounts in Thousands					Bil | Mil | Thou
7.	Components of total nontransaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1), 7.a.(2), 7.b.(1), and 7.b.(2) plus all time deposits of individuals, partnerships, and corporations must equal item 1, column C, above):
	a.	Money market deposit accounts (MMDAs) of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1) and 7.a.(2) must be less than or equal to Memorandum item 2.a.(1) above):
		(1)	Total deposits in those MMDA deposit products intended primarily for individuals for personal, household, or family use	RCONP756	1,105,610	M.7.a.(1)

		(2)	Deposits in all other MMDAs of individuals, partnerships, and corporations	RCONP757	1,303,217	M.7.a.(2)
	b.	Other savings deposit accounts of individuals, partnerships, and corporations (sum of Memorandum items 7.b.(1) and 7.b.(2) must be less than or equal to Memorandum item 2.a.(2) above):

		(1)	Total deposits in those other savings deposit account deposit products intended primarily for individuals for personal, household, or family use	RCONP758	1,201,642	M.7.b.(1)

		(2)	Deposits in all other savings deposit accounts of individuals, partnerships, and corporations	RCONP759	882,536	M.7.b.(2)

Schedule RCF     37

Schedule RC-F—Other Assets

Dollar Amounts in Thousands						Bil | Mil | Thou
1.	Accrued interest receivable (1)				RCONB556	42,607	1.
2.	Net deferred tax assets (2)				RCON2148	44,287	2.
3.	Interest-only strips receivable (not in the form of a security) on: (3)
	a.	Mortgage loans			RCONA519	0	3.a.
	b.	Other financial assets			RCONA520	0	3.b.
4.	Equity securities that DO NOT have readily determinable fair values (4)				RCON1752	35,922	4.
5.	Life insurance assets:
	a.	General account life insurance assets			RCONK201	6,607	5.a.
	b.	Separate account life insurance assets			RCONK202	0	5.b.
	c.	Hybrid account life insurance assets			RCONK270	0	5.c.
6.	All other assets (itemize and describe amounts greater than $25,000 that exceed 25% of this item)				RCON2168	34,129	6.
	a.	Prepaid expenses	RCON2166	0			6.a.
	b.	Repossessed personal property (including vehicles)	RCON1578	0			6.b.
	c.	Derivatives with a positive fair value held for purposes other than trading	RCONC010	0			6.c.
	d.	Retained interests in accrued interest receivable related to securitized credit cards	RCONC436	0			6.d.
	e.	FDIC loss-sharing indemnification assets	RCONJ448	26,678			6.e.
	f.	Not applicable.
	g.	TEXT3549	RCON3549	0			6.g.
	h.	TEXT3550	RCON3550	0			6.h.
	i.	TEXT3551	RCON3551	0			6.i.

7.	Total (sum of items 1 through 6) (must equal Schedule RC, item 11)				RCON2160	163,552	7.

(1)	Includes accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2)	See discussion of deferred income taxes in Glossary entry on “income taxes.”
(3)	Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4)	Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock.

Schedule RCG     38

Schedule RC-G—Other Liabilities

Dollar Amounts in Thousands						Bil | Mil | Thou
1.
	a.	Interest accrued and unpaid on deposits (1)			RCON3645	5,157	1.a.
	b.	Other expenses accrued and unpaid (includes accrued income taxes payable)			RCON3646	17,649	1.b.
2.	Net deferred tax liabilities (2)				RCON3049	0	2.
3.	Allowance for credit losses on off-balance sheet credit exposures				RCONB557	0	3.
4.	All other liabilities (itemize and describe amounts greater than $25,000 that exceed 25% of this item)				RCON2938	41,443	4.
	a.	Accounts payable	RCON3066	0			4.a.
	b.	Deferred compensation liabilities	RCONC011	0			4.b.
	c.	Dividends declared but not yet payable	RCON2932	0			4.c.
	d.	Derivatives with a negative fair value held for purposes other than trading	RCONC012	19,305			4.d.
	e.	TEXT3552	RCON3552	0			4.e.
	f.	TEXT3553	RCON3553	0			4.f.
	g.	TEXT3554	RCON3554	0			4.g.

5.	Total (sum of items 1 through 4) (must equal Schedule RC, item 20)				RCON2930	64,249	5.

(1)	For savings banks, include “dividends” accrued and unpaid on deposits.
(2)	See discussion of deferred income taxes in Glossary entry on “income taxes.”

Schedule RCK     39

Schedule RC-K—Quarterly Averages (1)

Dollar Amounts in Thousands				Bil | Mil | Thou
	Assets
1.	Interest-bearing balances due from depository institutions		RCON3381	76,873	1.
2.	U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities) (2)		RCONB558	189,983	2.
3.	Mortgage-backed securities (2)		RCONB559	1,152,115	3.
4.	All other securities (includes securities issued by states & political subdivisions in U.S.) (2) (3)		RCONB560	14,220	4.
5.	Federal funds sold and securities purchased under agreements to resell		RCON3365	0	5.
6.	Loans:

	a.	Total loans	RCON3360	6,742,946	6.a.

	b.	Loans secured by real estate:
		(1) Loans secured by 1-4 family residential properties	RCON3465	845,936	6.b.(1)
		(2) All other loans secured by real estate	RCON3466	2,361,829	6.b.(2)
	c.	Commercial and industrial loans	RCON3387	1,472,667	6.c.
	d.	Loans to individuals for household, family, and other personal expenditures:
		(1) Credit cards	RCONB561	18,202	6.d.(1)
		(2) Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	RCONB562	75,640	6.d.(2)
7.	To be completed by banks with $100 million or more in total assets:
	Trading assets (4)		RCON3401	0	7.
8.	Lease financing receivables (net of unearned income)		RCON3484	756	8.

9.	Total assets (5)		RCON3368	9,306,080	9.

	Liabilities
10.	Interest-bearing transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)		RCON3485	314,194	10.
11.	Nontransaction accounts:
	a.	Savings deposits (includes MMDAs)	RCONB563	4,645,593	11.a.
	b.	Time deposits of $100,000 or more	RCONA514	744,985	11.b.
	c.	Time deposits of less than $100,000	RCONA529	1,034,710	11.c.
12.	Federal funds purchased and securities sold under agreements to repurchase		RCON3353	186,572	12.
13.	To be completed by banks with $100 million or more in total assets: (4)
	Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)		RCON3355	490,163	13.
Memorandum
Dollar Amounts in Thousands				Bil | Mil | Thou
	Memorandum item 1 is to be completed by: (4)
	•	banks with $300 million or more in total assets, and
	•	banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
1.	Loans to finance agricultural production and other loans to farmers		RCON3386	894,582	M.1.

(1)	For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2)	Quarterly averages for all debt securities should be based on amortized cost.
(3)	Quarterly averages for all equity securities should be based on historical cost.
(4)	The asset size tests and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2013, Report of Condition.
(5)	The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Schedule RCL     40

Schedule RC-L—Derivatives and Off-Balance-Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar Amounts in Thousands									Bil | Mil | Thou
1.	Unused commitments:
	a.	Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity lines						RCON3814	295,616	1.a.
		Items 1.a.(1) and 1.a.(2) are to be completed for the December report only.
		(1)	Unused commitments for Home Equity Conversion Mortgage (HECM) reverse mortgages outstanding that are held for investment (included in item 1.a above)					RCONJ477	N/A	1.a.(1)
		(2)	Unused commitments for proprietary reverse mortgages outstanding that are held for investment (included in item 1.a above)					RCONJ478	N/A	1.a.(2)
	b.	Credit card lines						RCON3815	162,797	1.b.
		Items 1.b.(1) and 1.b.(2) are to be completed by banks with either $300 million or more in total assets or $300 million or more in credit card lines (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b) (1)
		(1)	Unused consumer credit card lines					RCONJ455	83,980	1.b.(1)
		(2)	Other unused credit card lines					RCONJ456	78,817	1.b.(2)
	c.	Commitments to fund commercial real estate, construction, and land development loans:
		(1)	Secured by real estate:
			(a)	1-4 family residential construction loan commitments				RCONF164	12,196	1.c.(1)(a)
			(b)	Commercial real estate, other construction loan, and land development loan commitments				RCONF165	113,161	1.c.(1)(b)
		(2)	NOT secured by real estate					RCON6550	1,892	1.c.(2)
	d.	Securities underwriting						RCON3817	0	1.d.
	e.	Other unused commitments:
		(1)	Commercial and industrial loans					RCONJ457	639,296	1.e.(1)
		(2)	Loans to financial institutions					RCONJ458	0	1.e.(2)
		(3)	All other unused commitments					RCONJ459	714,596	1.e.(3)
2.	Financial standby letters of credit							RCON3819	51,295	2.
	Item 2.a is to be completed by banks with $1 billion or more in total assets. (1)
	a.	Amount of financial standby letters of credit conveyed to others				RCON3820	0			2.a.
3.	Performance standby letters of credit							RCON3821	3,085	3.
	Item 3.a is to be completed by banks with $1 billion or more in total assets. (1)
	a.	Amount of performance standby letters of credit conveyed to others				RCON3822	0			3.a.
4.	Commercial and similar letters of credit							RCON3411	0	4.
5.	Not applicable
6.	Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)							RCON3433	0	6.

Dollar Amounts in Thousands				(Column A) Sold Protection		(Column B) Purchased Protection
7.	Credit derivatives:
	a.	Notional amounts:
		(1)	Credit default swaps	RCONC968	0	RCONC969	0			7.a.(1)

		(2)	Total return swaps	RCONC970	0	RCONC971	0			7.a.(2)

		(3)	Credit options	RCONC972	0	RCONC973	0			7.a.(3)
		(4)	Other credit derivatives	RCONC974	0	RCONC975	0			7.a.(4)
	b.	Gross fair values:
		(1)	Gross positive fair value	RCONC219	0	RCONC221	0			7.b.(1)
		(2)	Gross negative fair value	RCONC220	0	RCONC222	0			7.b.(2)

(1)	The asset size tests and the $300 million credit card lines test are generally based on the total assets and credit card lines reported in the June 30, 2013, Report of Condition.

Schedule RCL     41

Schedule RC-L—Continued

Dollar Amounts in Thousands									Bil | Mil | Thou
7.c.	Notional amounts by regulatory capital treatment: (1)
	(1)	Positions covered under the Market Risk Rule:
		(a)	Sold protection					RCONG401	0	7.c.(1)(a)
		(b)	Purchased protection					RCONG402	0	7.c.(1)(b)
	(2)	All other positions:
		(a)	Sold protection					RCONG403	0	7.c.(2)(a)
		(b)	Purchased protection that is recognized as a guarantee for regulatory capital purposes					RCONG404	0	7.c.(2)(b)
		(c)	Purchased protection that is not recognized as a guarantee for regulatory capital purposes					RCONG405	0	7.c.(2)(c)

Dollar Amounts in Thousands				(Column A) Remaining Maturity of: One Year or Less		(Column B) Remaining Maturity of: Over One Year Through Five Years		(Column C) Remaining Maturity of: Over Five Years
7.d.	Notional amounts by remaining maturity:
	(1)	Sold credit protection: (2)
		(a)	Investment grade	RCONG406	0	RCONG407	0	RCONG408	0	7.d.(1)(a)
		(b)	Subinvestment grade	RCONG409	0	RCONG410	0	RCONG411	0	7.d.(1)(b)
	(2)	Purchased credit protection: (3)
		(a)	Investment grade	RCONG412	0	RCONG413	0	RCONG414	0	7.d.(2)(a)
		(b)	Subinvestment grade	RCONG415	0	RCONG416	0	RCONG417	0	7.d.(2)(b)

Dollar Amounts in Thousands									Bil | Mil | Thou
8.	Spot foreign exchange contracts							RCON8765	0	8.
9.	All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)							RCON3430	0	9.
	a.	Securities borrowed						RCON3432	0	9.a.
	b.	Commitments to purchase when-issued securities						RCON3434	0	9.b.
	c.	Standby letters of credit issued by another party (e.g., a Federal Home Loan Bank) on the bank’s behalf						RCONC978	0	9.c.
	d.	TEXT3555						RCON3555	0	9.d.
	e.	TEXT3556						RCON3556	0	9.e.
	f.	TEXT3557						RCON3557	0	9.f.
10.	All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)							RCON5591	0	10.
	a.	Commitments to sell when-issued securities						RCON3435	0	10.a.
	b.	TEXT5592						RCON5592	0	10.b.
	c.	TEXT5593						RCON5593	0	10.c.
	d.	TEXT5594						RCON5594	0	10.d.
	e.	TEXT5595						RCON5595	0	10.e.
11.	Year-to-date merchant credit card sales volume:
	a.	Sales for which the reporting bank is the acquiring bank						RCONC223	0	11.a.
	b.	Sales for which the reporting bank is the agent bank with risk						RCONC224	0	11.b.

(1)	Sum of items 7.c.(1)(a) and 7.c.(2)(a) must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b), and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B.
(2)	Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A.
(3)	Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B.

Schedule RCL     42

Schedule RC-L—Continued

Dollar Amounts in Thousands				(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts
	Derivatives Position Indicators
12.	Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a through 12.e must equal sum of items 13 and 14):
	a.	Futures contracts		RCON8693	RCON8694	RCON8695	RCON8696
				0	0	0	0	12.a.
	b.	Forward contracts		RCON8697	RCON8698	RCON8699	RCON8700
				28,459	0	0	0	12.b.
	c.	Exchange-traded option contracts:
		(1)	Written options	RCON8701	RCON8702	RCON8703	RCON8704
				0	0	0	0	12.c.(1)
		(2)	Purchased options	RCON8705	RCON8706	RCON8707	RCON8708
				0	0	0	0	12.c.(2)
	d.	Over-the-counter option contracts:
		(1)	Written options	RCON8709	RCON8710	RCON8711	RCON8712
				22,563	0	0	0	12.d.(1)
		(2)	Purchased options	RCON8713	RCON8714	RCON8715	RCON8716
				0	0	0	0	12.d.(2)
	e.	Swaps		RCON3450	RCON3826	RCON8719	RCON8720
				986,440	0	0	0	12.e.

13.	Total gross notional amount of derivative contracts held for trading			RCONA126	RCONA127	RCON8723	RCON8724
				0	0	0	0	13.

14.	Total gross notional amount of derivative contracts held for purposes other than trading			RCON8725	RCON8726	RCON8727	RCON8728
				1,037,462	0	0	0	14.

	a.	Interest rate swaps where the bank has agreed to pay a fixed rate		RCONA589
				986,440				14.a.
15.	Gross fair values of derivative contracts:
	a.	Contracts held for trading:
		(1)	Gross positive fair value	RCON8733	RCON8734	RCON8735	RCON8736
				0	0	0	0	15.a.(1)
		(2)	Gross negative fair value	RCON8737	RCON8738	RCON8739	RCON8740
				0	0	0	0	15.a.(2)
	b.	Contracts held for purposes other than trading:
		(1)	Gross positive fair value	RCON8741	RCON8742	RCON8743	RCON8744
				6,232	0	0	0	15.b.(1)
		(2)	Gross negative fair value	RCON8745	RCON8746	RCON8747	RCON8748
				19,305	0	0	0	15.b.(2)

Schedule RCL     43

Schedule RC-L—Continued

Item 16 is to be completed only by banks with total assets of $10 billion or more. (1)

Dollar Amounts in Thousands				(Column A) Banks and Securities Firms	(Column B) Monoline Financial Guarantors	(Column C) Hedge Funds	(Column D) Sovereign Governments	(Column E) Corporations and All Other Counterparties
16.	Over-the-counter derivatives:
	a.	Net current credit exposure		RCONG418	RCONG419	RCONG420	RCONG421	RCONG422
				N/A	N/A	N/A	N/A	N/A	16.a.
	b.	Fair value of collateral:
		(1)	Cash—U.S. dollar	RCONG423	RCONG424	RCONG425	RCONG426	RCONG427
				N/A	N/A	N/A	N/A	N/A	16.b.(1)
		(2)	Cash—Other currencies	RCONG428	RCONG429	RCONG430	RCONG431	RCONG432
				N/A	N/A	N/A	N/A	N/A	16.b.(2)
		(3)	U.S. Treasury securities	RCONG433	RCONG434	RCONG435	RCONG436	RCONG437
				N/A	N/A	N/A	N/A	N/A	16.b.(3)
		(4)	U.S. Government agency and U.S. Government-sponsored agency debt securities	RCONG438	RCONG439	RCONG440	RCONG441	RCONG442
				N/A	N/A	N/A	N/A	N/A	16.b.(4)
		(5)	Corporate bonds	RCONG443	RCONG444	RCONG445	RCONG446	RCONG447
				N/A	N/A	N/A	N/A	N/A	16.b.(5)
		(6)	Equity securities	RCONG448	RCONG449	RCONG450	RCONG451	RCONG452
				N/A	N/A	N/A	N/A	N/A	16.b.(6)
		(7)	All other collateral	RCONG453	RCONG454	RCONG455	RCONG456	RCONG457
				N/A	N/A	N/A	N/A	N/A	16.b.(7)

		(8)	Total fair value of collateral (sum of items 16.b.(1) through (7))	RCONG458	RCONG459	RCONG460	RCONG461	RCONG462
				N/A	N/A	N/A	N/A	N/A	16.b.(8)

(1)	The $10 billion asset size test is generally based on the total assets reported on the June 30, 2013, Report of Condition.

Schedule RCM     44

Schedule RC-M—Memoranda

Dollar Amounts in Thousands	Bil | Mil | Thou
1.	Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
a.	Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCON6164	1,463	1.a.

Number
b.	Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCON6165	1	1.b.
2.	Intangible assets other than goodwill:
a.	Mortgage servicing assets	RCON3164	0	2.a.
(1)	Estimated fair value of mortgage servicing assets	RCONA590	0	2.a.(1)
b.	Purchased credit card relationships and nonmortgage servicing assets	RCONB026	0	2.b.
c.	All other identifiable intangible assets	RCON5507	14,229	2.c.

d.	Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)	RCON0426	14,229	2.d.

3.	Other real estate owned:
a.	Construction, land development, and other land	RCON5508	14,421	3.a.
b.	Farmland	RCON5509	0	3.b.
c.	1-4 family residential properties	RCON5510	3,295	3.c.
d.	Multifamily (5 or more) residential properties	RCON5511	12	3.d.
e.	Nonfarm nonresidential properties	RCON5512	31,852	3.e.
f.	Foreclosed properties from “GNMA loans”	RCONC979	0	3.f.

g.	Total (sum of items 3.a through 3.f) (must equal Schedule RC, item 7)	RCON2150	49,580	3.g.

4.	Not applicable
5.	Other borrowed money:
a.	Federal Home Loan Bank advances:
(1)	Advances with a remaining maturity or next repricing date of: (1)
(a)	One year or less	RCONF055	65,000	5.a.(1)(a)
(b)	Over one year through three years	RCONF056	140,000	5.a.(1)(b)
(c)	Over three years through five years	RCONF057	100,000	5.a.(1)(c)
(d)	Over five years	RCONF058	270,000	5.a.(1)(d)
(2)	Advances with a REMAINING MATURITY of one year or less (included in item 5.a.(1)(a)above) (2)	RCON2651	65,000	5.a.(2)
(3) Structured advances (included in items 5.a.(1)(a)-(d) above)	RCONF059	0	5.a.(3)
b.	Other borrowings:
(1)	Other borrowings with a remaining maturity or next repricing date of: (3)
(a)	One year or less	RCONF060	94	5.b.(1)(a)
(b)	Over one year through three years	RCONF061	0	5.b.(1)(b)
(c)	Over three years through five years	RCONF062	0	5.b.(1)(c)
(d)	Over five years	RCONF063	0	5.b.(1)(d)
(2)	Other borrowings with a REMAINING MATURITY of one year or less (included in item 5.b.(1)(a)above) (4)	RCONB571	94	5.b.(2)

c.	Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)	RCON3190	575,094	5.c.

(1)	Report fixed rate advances by remaining maturity and floating rate advances by next repricing date.
(2)	Report both fixed and floating rate advances by remaining maturity. Exclude floating rate advances with a next repricing date of one year or less that have a remaining maturity of over one year.
(3)	Report fixed rate other borrowings by remaining maturity and floating rate other borrowings by next repricing date.
(4)	Report both fixed and floating rate other borrowings by remaining maturity. Exclude floating rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year.

Schedule RCM      45

Schedule RC-M—Continued

Yes/No
6.	Does the reporting bank sell private label or third party mutual funds and annuities?				RCONB569	YES	6.

Dollar Amounts in Thousands						Bil | Mil | Thou
7.	Assets under the reporting bank’s management in proprietary mutual funds and annuities				RCONB570	0	7.
8.	Internet Website addresses and physical office trade names:
	a.	Uniform Resource Locator (URL) of the reporting institution’s primary Internet Website (home page), if any (Example: www.examplebank.com):
		. http://	TEXT4087	www.greatwesternbank.com			8.a.
	b.	URLs of all other public-facing Internet Websites that the reporting institution uses to accept or solicit deposits from the public, if any:
(Example: www.examplebank.biz): (1)
		(1) http://	TE01N528				8.b.(1)
		(2) http://	TE02N528				8.b.(2)
		(3) http://	TE03N528				8.b.(3)
		(4) http://	TE04N528				8.b.(4)
		(5) http://	TE05N528				8.b.(5)
		(6) http://	TE06N528				8.b.(6)
		(7) http://	TE07N528				8.b.(7)
		(8) http://	TE08N528				8.b.(8)
		(9) http://	TE09N528				8.b.(9)
		(10) http://	TE10N528				8.b.(10)
	c.	Trade names other than the reporting institution’s legal title used to identify one or more of the institution’s physical offices at which deposits are accepted or solicited from the public, if any:
		(1)	TE01N529				8.c.(1)
		(2)	TE02N529				8.c.(2)
		(3)	TE03N529				8.c.(3)
		(4)	TE04N529				8.c.(4)
		(5)	TE05N529				8.c.(5)
		(6)	TE06N529				8.c.(6)

Yes/No
9.	Do any of the bank’s Internet Websites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the website?				RCON4088	YES	9.

Dollar Amounts in Thousands						Bil | Mil | Thou
10.	Secured liabilities:
	a.	Amount of “Federal funds purchased” that are secured (included in Schedule RC, item 14.a)			RCONF064	0	10.a.
	b.	Amount of “Other borrowings” that are secured (included in Schedule RC-M, items 5.b.(1)(a)-(d))			RCONF065	0	10.b.

Yes/No
	11.	Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?			RCONG463	YES	11.

(1)	Report only highest level URLs (for example, report www.examplebank.biz, but do not also report www.examplebank.biz/checking). Report each top level domain name used (for example, report both www.examplebank.biz and www.examplebank.net).

Schedule RCM      46

Schedule RC-M—Continued

					Yes/No
12.	Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?			RCONG464	NO	12.

Dollar Amounts in Thousands					Bil | Mil | Thou
13.	Assets covered by loss-sharing agreements with the FDIC:
	a.	Loans and leases (included in Schedule RC, items 4.a and 4.b):
		(1)	Loans secured by real estate:
			(a) Construction, land development, and other land loans:
			(1) 1-4 family residential construction loans	RCONK169	0	13.a.(1)(a)(1)
			(2) Other construction loans and all land development and other land loans	RCONK170	15,451	13.a.(1)(a)(2)
			(b) Secured by farmland	RCONK171	1,996	13.a.(1)(b)
			(c) Secured by 1-4 family residential properties:
			(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK172	19,912	13.a.(1)(c)(1)
			(2) Closed-end loans secured by 1-4 family residential properties:
			(a) Secured by first liens	RCONK173	86,865	13.a.(1)(c)(2)(a)
			(b) Secured by junior liens	RCONK174	20,338	13.a.(1)(c)(2)(b)
			(d) Secured by multifamily (5 or more) residential properties	RCONK175	24,085	13.a.(1)(d)
			(e) Secured by nonfarm nonresidential properties:
			(1) Loans secured by owner-occupied nonfarm nonresidential properties	RCONK176	25,109	13.a.(1)(e)(1)
			(2) Loans secured by other nonfarm nonresidential properties	RCONK177	30,823	13.a.(1)(e)(2)
		(2)	Not applicable
		(3)	Commercial and industrial loans	RCONK179	9,359	13.a.(3)
		(4)	Loans to individuals for household, family, and other personal expenditures:
			(a) Credit cards	RCONK180	0	13.a.(4)(a)
			(b) Automobile loans	RCONK181	0	13.a.(4)(b)
			(c) Other (includes revolving credit plans other than credit cards and other consumer loans)	RCONK182	60	13.a.(4)(c)
		(5)	All other loans and all leases	RCONK183	40	13.a.(5)
		Itemize the categories of loans and leases (as defined in Schedule RC-C, part I) included in item 13.a.(5) above that exceed 10% of total loans and leases covered by loss-sharing agreements with the FDIC (sum of items 13.a.(1) through (5)):
			(a) Loans to depository institutions and acceptances of other banks	RCONK184	0	13.a.(5)(a)
			(b) Loans to foreign governments and official institutions	RCONK185	0	13.a.(5)(b)
			(c) Other loans (1)	RCONK186	8	13.a.(5)(c)
		Item 13.a.(5)(c)(1) is to be completed by: (2)
		•	Banks with $300 million or more in total assets
		•	Banks with less than $300 million in total assets that have loans to finance agricultural production & other loans to farmers (Schedule RC-C, part I, item 3 exceeding 5% of total loans
			(1) Loans to finance agricultural production and other loans to farmers included in Schedule RC-M, item 13.a.(5)(c), above	RCONK178	8	13.a.(5)(c)(1)
			(d) Lease financing receivables	RCONK273	31	13.a.(5)(d)
	b.	Other real estate owned (included in Schedule RC, item 7):
		(1)	Construction, land development, and other land	RCONK187	6,016	13.b.(1)
		(2)	Farmland	RCONK188	0	13.b.(2)
		(3)	1-4 family residential properties	RCONK189	671	13.b.(3)
		(4)	Multifamily (5 or more) residential properties	RCONK190	0	13.b.(4)
		(5)	Nonfarm nonresidential properties	RCONK191	3,893	13.b.(5)
		(6)	Not applicable
		(7)	Portion of covered other real estate owned included in items 13.b.(1) through (5) above that is protected by FDIC loss-sharing agreements	RCONK192	8,473	13.b.(7)

(1)	Includes “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”
(2)	The $300 million asset size test and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2013, Report of Condition.

Schedule RCM     47

Schedule RC-M—Continued

Dollar Amounts in Thousands				Bil | Mil | Thou
	c.	Debt securities (included in Schedule RC, items 2.a and 2.b)	RCONJ461	0	13.c.
	d.	Other assets (exclude FDIC loss-sharing indemnification assets)	RCONJ462	0	13.d.
14.	Captive insurance and reinsurance subsidiaries:
	a.	Total assets of captive insurance subsidiaries (1)	RCONK193	0	14.a.
	b.	Total assets of captive reinsurance subsidiaries (1)	RCONK194	466	14.b.

Number
Item 15 is to be completed by institutions that are required or have elected to be treated as a Qualified Thrift Lender.
15.	Qualified Thrift Lender (QTL) test:
	a.	Does the institution use the Home Owner’s Loan Act (HOLA) QTL test or the Internal Revenue Service Domestic Building and Loan Association (IRS DBLA) test to determine its QTL compliance? (for the HOLA QTL test, enter 1; for the IRS DBLA test, enter 2)	RCONL133	N/A	15.a.

Yes/No
	b.	Has the institution been in compliance with the HOLA QTL test as of each month end during the quarter or the IRS DBLA test for its most recent taxable year, as applicable?	RCONL135	N/A	15.b.
Item 16.a and, if appropriate, items 16.c and 16.d are to be completed semiannually in the June and December reports only. Item 16.b is to be completed annually in the June report only.
16.	International remittance transfers offered to consumers: (2)
	a.	As of the report date, did your institution offer to consumers in any state any of the following mechanisms for sending international remittance transfers?
		(1) International wire transfers	RCONN517	N/A	16.a.(1)
		(2) International ACH transactions	RCONN518	N/A	16.a.(2)
		(3) Other proprietary services operated by your institution	RCONN519	N/A	16.a.(3)
		(4) Other proprietary services operated by another party	RCONN520	N/A	16.a.(4)
	b.	Did your institution provide more than 100 international remittance transfers in the previous calendar year or does your institution estimate that it will provide more than 100 international remittance transfers in the current calendar year?	RCONN521	N/A	16.b.

(1)	Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank.
(2)	Report information about international electronic transfers of funds offered to consumers in the United States that: (a) are “remittance transfers” as defined by subpart B of Regulation E (12 CFR Section 1005.30(e)), or (b) would qualify as “remittance transfers” under subpart B of Regulation E (12 CFR Section 1005.30(e)) but are excluded from that definition only because the provider is not providing those transfers in the normal course of its business. See 12 CFR Section 1005.30(f). For purposes of this item 16, such transfers are referred to as international remittance transfers. Exclude transfers sent by your institution as a correspondent bank for other providers. With the exception of item 16.a.(4), report information only about transfers for which the reporting institution is the provider. For item 16.a.(4), report information about transfers for which another party is the provider, and the reporting institution is an agent or a similar type of business partner interacting with the consumers sending the international remittance transfers.

Schedule RCM      48

Schedule RC-M—Continued

Number
Items 16.c and 16.d are to be completed by institutions that answered “Yes” to item 16.b in the current report or, if item 16.b is not required to be completed in the current report, in the most recent prior report in which item 16.b was required to be completed.
c.	Indicate which of the mechanisms described in items 16.a.(1), (2), and (3) above is the mechanism that your institution estimates accounted for the largest number of international remittance transfers your institution provided during the two calendar quarters ending on the report date.
	(For international wire transfers, enter 1; for international ACH transactions, enter 2; for other proprietary services operated by your institution, enter 3. If your institution did not provide any international remittance transfers using the mechanism described in items 16.a.(1), (2), and (3) above during the two calendar quarters ending on the report date, enter 0.)	RCONN522		16.c.
d.	Estimated number and dollar value of international remittance transfers provided by your institution during the two calendar quarters ending on the report date:
	(1) Estimated number of international remittance transfers	RCONN523		16.d.(1)

Bil | Mil | Thou
	(2) Estimated dollar value of international remittance transfers	RCONN524		16.d.(2)

Number
	(3) Estimated number of international remittance transfers for which your institution applied the temporary exception	RCONN527		16.d.(3)

Schedule RCN      49

Schedule RC-N—Past Due and Nonaccrual Loans, Leases, and Other Assets

Dollar Amounts in Thousands			(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
1.	Loans secured by real estate:
	a.	Construction, land development, and other land loans:
		(1) 1-4 family residential construction loans	RCONF172	0	RCONF174	0	RCONF176	163	1.a.(1)
		(2) Other construction loans and all land development and other land loans	RCONF173	0	RCONF175	0	RCONF177	7,573	1.a.(2)
	b.	Secured by farmland	RCON3493	7	RCON3494	0	RCON3495	4,593	1.b.
	c.	Secured by 1-4 family residential properties:
		(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON5398	803	RCON5399	33	RCON5400	2,160	1.c.(1)
		(2) Closed-end loans secured by 1-4 family residential properties:
		(a) Secured by first liens	RCONC236	1,307	RCONC237	0	RCONC229	12,870	1.c.(2)(a)
		(b) Secured by junior liens	RCONC238	731	RCONC239	0	RCONC230	2,311	1.c.(2)(b)
	d.	Secured by multifamily (5 or more) residential properties	RCON3499	228	RCON3500	0	RCON3501	1,967	1.d.
	e.	Secured by nonfarm nonresidential properties:
		(1) Loans secured by owner-occupied nonfarm nonresidential properties	RCONF178	68	RCONF180	0	RCONF182	20,391	1.e.(1)
		(2) Loans secured by other nonfarm nonresidential properties	RCONF179	23	RCONF181	0	RCONF183	12,831	1.e.(2)
2.	Loans to depository institutions and acceptances of other banks		RCONB834	0	RCONB835	0	RCONB836	0	2.
3.	Not applicable
4.	Commercial and industrial loans.		RCON1606	5,480	RCON1607	2	RCON1608	7,034	4.
5.	Loans to individuals for household, family, and other personal expenditures:
	a.	Credit cards	RCONB575	153	RCONB576	210	RCONB577	0	5.a.
	b.	Automobile loans	RCONK213	158	RCONK214	0	RCONK215	66	5.b.
	c.	Other (includes revolving credit plans other than credit cards and other consumer loans)	RCONK216	96	RCONK217	0	RCONK218	81	5.c.
6.	Loans to foreign governments and official institutions		RCON5389	0	RCON5390	0	RCON5391	0	6.
7.	All other loans (1)		RCON5459	128	RCON5460	0	RCON5461	6,860	7.
8.	Lease financing receivables		RCON1226	0	RCON1227	0	RCON1228	0	8.
9.	Debt securities and other assets (exclude other real estate owned and other repossessed assets)		RCON3505	0	RCON3506	0	RCON3507	0	9.

(1)	Includes past due and nonaccrual “Loans to finance agricultural production and other loans to farmers” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”

Schedule RCN     50

Schedule RC-N—Continued

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in items 10 and 11 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

Dollar Amounts in Thousands					(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
10.	Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss-sharing agreements with the FDIC				RCONK036	7	RCONK037	0	RCONK038	3,273	10.
	a.	Guaranteed portion of loans and leases included in item 10 above, excluding rebooked “GNMA loans”			RCONK039	6	RCONK040	0	RCONK041	2,576	10.a.
	b.	Rebooked “GNMA loans” that have been repurchased or are eligible for repurchase included in item 10			RCONK042	0	RCONK043	0	RCONK044	0	10.b.
11.	Loans and leases reported in items 1 through 8 above that are covered by loss-sharing agreements with the FDIC:
	a.	Loans secured by real estate:
		(1)	Construction, land development, and other land loans:
			(a)	1-4 family residential construction loans	RCONK045	0	RCONK046	0	RCONK047	0	11.a.(1)(a)
			(b)	Other construction loans and all land development and other land loans	RCONK048	0	RCONK049	0	RCONK050	7,412	11.a.(1)(b)
		(2)	Secured by farmland		RCONK051	0	RCONK052	0	RCONK053	0	11.a.(2)
		(3)	Secured by 1-4 family residential properties:
			(a)	Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK054	559	RCONK055	33	RCONK056	1,283	11.a.(3)(a)
			(b)	Closed-end loans secured by 1-4 family residential properties:
				(1) Secured by first liens	RCONK057	1,058	RCONK058	0	RCONK059	7,864	11.a.(3)(b)(1)
				(2) Secured by junior liens	RCONK060	195	RCONK061	0	RCONK062	1,685	11.a.(3)(b)(2)
		(4)	Secured by multifamily (5 or more) residential properties		RCONK063	0	RCONK064	0	RCONK065	1,967	11.a.(4)
		(5)	Secured by nonfarm nonresidential properties:
			(a)	Loans secured by owner-occupied nonfarm nonresidential properties	RCONK066	6	RCONK067	0	RCONK068	3,703	11.a.(5)(a)
			(b)	Loans secured by other nonfarm nonresidential properties	RCONK069	23	RCONK070	0	RCONK071	8,913	11.a.(5)(b)
	b.	Not applicable
	c.	Commercial and industrial loans			RCONK075	484	RCONK076	0	RCONK077	2,126	11.c.

Schedule RCN      51

Schedule RC-N—Continued

Dollar Amounts in Thousands			(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
d.	Loans to individuals for household, family, and other personal expenditures:
	(1)	Credit cards	RCONK078	0	RCONK079	0	RCONK080	0	11.d.(1)
	(2)	Automobile loans	RCONK081	0	RCONK082	0	RCONK083	0	11.d.(2)
	(3)	Other (includes revolving credit plans other than credit cards and other consumer loans)	RCONK084	0	RCONK085	0	RCONK086	0	11.d.(3)
e.	All other loans and all leases		RCONK087	0	RCONK088	0	RCONK089	0	11.e.
	Itemize the past due and nonaccrual amounts included in item 11.e above for the loan and lease categories for which amounts were reported in Schedule RC-M, items 13.a.(5)(a) through (d):
	(1)	Loans to depository institutions & acceptances of other banks	RCONK091	0	RCONK092	0	RCONK093	0	11.e.(1)
	(2)	Loans to foreign governments and official institutions	RCONK095	0	RCONK096	0	RCONK097	0	11.e.(2)
	(3)	Other loans (1)	RCONK099	0	RCONK100	0	RCONK101	0	11.e.(3)
	Item 11.e.(3)(a) is to be completed by: (2)
	•	Banks with $300 million or more in total assets
	•	Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding 5 percent of total loans
		(a) Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, item 11.e.(3), above	RCONK072	0	RCONK073	0	RCONK074	0	11.e.(3)(a)
	(4)	Lease financing receivables	RCONK269	0	RCONK271	0	RCONK272	0	11.e.(4)
f.	Portion of covered loans and leases included in items 11.a through 11.e above that is protected by FDIC loss-sharing agreements		RCONK102	1,860	RCONK103	27	RCONK104	27,967	11.f.

(1)	Includes “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.”, and “Loans to nondepository financial institutions and other loans.”
(2)	The $300 million asset size test and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2013, Report of Condition.

Schedule RCN     52

Schedule RC-N—Continued

Memoranda

Dollar Amounts in Thousands			(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
1.	Loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part 1, Memorandum item 1):
	a.	Construction, land development, and other land loans:
		(1) 1-4 family residential construction loans	RCONK105	0	RCONK106	0	RCONK107	163	M.1.a.(1)
		(2) Other construction loans and all land development and other land loans	RCONK108	0	RCONK109	0	RCONK110	70	M.1.a.(2)
	b.	Loans secured by 1-4 family residential properties	RCONF661	375	RCONF662	0	RCONF663	1,436	M.1.b.
	c.	Secured by multifamily (5 or more) residential properties	RCONK111	0	RCONK112	0	RCONK113	0	M.1.c.
	d.	Secured by nonfarm nonresidential properties:
		(1) Loans secured by owner-occupied nonfarm nonresidential properties	RCONK114	0	RCONK115	0	RCONK116	1,508	M.1.d.(1)
		(2) Loans secured by other nonfarm nonresidential properties	RCONK117	0	RCONK118	0	RCONK119	4,159	M.1.d.(2)
	e.	Commercial and industrial loans	RCONK257	0	RCONK258	0	RCONK259	1,750	M.1.e.
		Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets (sum of Memorandum items 1.e.(1) and (2) must equal Memorandum item 1.e.): (1)
		(1) To U.S. addressees (domicile)	RCONK120	0	RCONK121	0	RCONK122	1,750	M.1.e.(1)
		(2) To non-U.S. addressees (domicile)	RCONK123	0	RCONK124	0	RCONK125	0	M.1.e.(2)
	f.	All other loans (include loans to individuals for household, family, and other personal expenditures)	RCONK126	0	RCONK127	0	RCONK128	9,964	M.1.f.

(1)	The $300 million asset size test is generally based on the total assets reported on the June 30, 2013, Report of Condition.

Schedule RCN      53

Schedule RC-N—Continued

Memoranda—Continued

Dollar Amounts in Thousands			(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
	Itemize loan categories included in Memorandum item 1.f, above that exceed 10% of total loans restructured in troubled debt restructurings that are past due 30 days or more or in nonaccrual status (sum of Memorandum items 1.a through 1.e plus 1.f, columns A through C):
	(1)	Loans secured by farmland	RCONK130	0	RCONK131	0	RCONK132	3,617	M.1.f.(1)
	(2)	Loans to depository institutions & acceptances of other banks	RCONK134	0	RCONK135	0	RCONK136	0	M.1.f.(2)
	(3)	Not applicable
	(4)	Loans to individuals for household, family, and other personal expenditures:
		(a) Credit cards	RCONK274	0	RCONK275	0	RCONK276	0	M.1.f.(4)(a)
		(b) Automobile loans	RCONK277	0	RCONK278	0	RCONK279	10	M.1.f.(4)(b)
		(c) Other (includes revolving credit plans other than credit cards and other consumer loans)	RCONK280	0	RCONK281	0	RCONK282	7	M.1.f.(4)(c)
	(5)	Loans to foreign governments and official institutions	RCONK283	0	RCONK284	0	RCONK285	0	M.1.f.(5)
	(6)	Other loans (1)	RCONK286	0	RCONK287	0	RCONK288	6,329	M.1.f.(6)
	Memorandum item 1.f.(6)(a) is to be completed by: (2)
	•	Banks with $300 million or more in total assets
	•	Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans
		(a) Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, Memorandum item 1.f.(6), above	RCONK138	0	RCONK139	0	RCONK140	6,329	M.1.f.(6)(a)
2.	Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above		RCON6558	0	RCON6559	0	RCON6560	0	M.2.

(1)	Includes “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.” and “Loans to nondepository financial institutions and other loans.”
(2)	The $300 million asset size test and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2013, Report of Condition.

Schedule RCN      54

Schedule RC-N—Continued

Memoranda—Continued

Dollar Amounts in Thousands			(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
3.	Memo items 3.a. through 3.d are to be completed by banks with $300 million or more in total assets: (1)
	a.	Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	RCON1248	0	RCON1249	0	RCON1250	0	M.3.a.
	b.	Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above)	RCON5380	0	RCON5381	0	RCON5382	0	M.3.b.
	c.	Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RC-N, item 4, above)	RCON1254	0	RCON1255	0	RCON1256	0	M.3.c.
	d.	Leases to individuals for household, family, and other personal expenditures (included in Schedule RC-N, item 8, above)	RCONF166	0	RCONF167	0	RCONF168	0	M.3.d.
	Memo item 4 is to be completed by:
	•	Banks with $300 million or more in total assets
	•	Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding 5 percent of total loans: (1)
4.	Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above)		RCON1594	0	RCON1597	0	RCON1583	0	M.4.
5.	Loans and leases held for sale and loans measured at fair value (included in Schedule RC-N, items 1 through 8):
	a.	Loans and leases held for sale	RCONC240	0	RCONC241	0	RCONC226	0	M.5.a.
	b.	Loans measured at fair value:
		(1) Fair value	RCONF664	0	RCONF665	0	RCONF666	0	M.5.b.(1)
		(2) Unpaid principal balance	RCONF667	0	RCONF668	0	RCONF669	0	M.5.b.(2)

Dollar Amounts in Thousands			(Column A) Past due 30 through 89 days		(Column B) Past due 90 days or more
	Memorandum item 6 is to be completed by banks with $300 million or more in total assets: (1)
6.	Derivative contracts: Fair value of amounts carried as assets		RCON3529	0	RCON3530	0			M.6.

Dollar Amounts in Thousands								Bil | Mil | Thou
7.	Additions to nonaccrual assets during the quarter						RCONC410	15,405	M.7.
8.	Nonaccrual assets sold during the quarter						RCONC411	0	M.8.

(1)	The $300 million asset size test and the 5 percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2013, Report of Condition.

Schedule RCN     55

Schedule RC-N—Continued

Memoranda—Continued

Dollar Amounts in Thousands			(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
9.	Purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3):
	a.	Outstanding balance	RCONL183	2,203	RCONL184	0	RCONL185	32,257	M.9.a.
	b.	Carrying amount included in Schedule RC-N, items 1 through 7, above	RCONL186	1,693	RCONL187	0	RCONL188	28,529	M.9.b.

Schedule RCO     56

Schedule RC-O—Other Data for Deposit Insurance and FICO Assessments

All FDIC-insured depository institutions must complete items 1 and 2, 4 through 9, 10, 11, Memorandum item 1, and, if applicable, item 9.a, Memorandum items 2, 3, and 6 through 18 each quarter. Unless otherwise indicated, complete items 1 through 11 and Memorandum items 1 through 3 on an “unconsolidated single FDIC certificate number basis” (see instructions) and complete Memorandum items 6 through 18 on a fully consolidated basis.

Dollar Amounts in Thousands	Bil | Mil | Thou
1.	Total deposit liabilities before exclusions (gross) as defined in Section 3(I) of the Federal Deposit Insurance Act and FDIC regulations	RCONF236	7,063,090	1.

2.	Total allowable exclusions, including interest accrued and unpaid on allowable exclusions	RCONF237	0	2.

3.	Not applicable	3.
4.	Average consolidated total assets for the calendar quarter	RCONK652	9,306,080	4.

Number
a.	Averaging method used (for daily, enter 1; for weekly, enter 2)	RCONK653	1	4.a.
5.	Average tangible equity for the calendar quarter (1)	RCONK654	828,328	5.
6.	Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions	RCONK655	0	6.
7.	Unsecured “Other borrowings” with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):
a.	One year or less	RCONG465	94	7.a.
b.	Over one year through three years	RCONG466	0	7.b.
c.	Over three years through five years	RCONG467	0	7.c.
d.	Over five years	RCONG468	0	7.d.
8.	Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19):
a.	One year or less	RCONG469	0	8.a.
b.	Over one year through three years	RCONG470	0	8.b.
c.	Over three years through five years	RCONG471	0	8.c.
d.	Over five years	RCONG472	0	8.d.
9.	Reciprocal brokered deposits (included in Schedule RC-E, Memorandum item 1.b)	RCONG803	0	9.
Item 9.a is to be completed on a fully consolidated basis by all institutions that own another insured depository institution.
a.	Fully consolidated reciprocal brokered deposits	RCONL190	N/A	9.a.

Yes/No
10.	Banker’s bank certification: Does the reporting institution meet both the statutory definition of a banker’s bank and the business conduct test set forth in FDIC regulations?	RCONK656	NO	10.

Dollar Amounts in Thousands	Bil | Mil | Thou
If the answer to item 10 is “YES,” complete items 10.a and 10.b.
a.	Banker’s bank deduction	RCONK657	N/A	10.a.
b.	Banker’s bank deduction limit	RCONK658	N/A	10.b.

Yes/No
11.	Custodial bank certification: Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations?	RCONK659	NO	11.

Dollar Amounts in Thousands	Bil | Mil | Thou
If the answer to item 11 is “YES,” complete items 11.a and 11.b.
a.	Custodial bank deduction	RCONK660	N/A	11.a.
b.	Custodial bank deduction limit	RCONK661	N/A	11.b.

(1)	See instructions for averaging methods. Tangible equity is defined as Tier 1 capital as set forth in the banking agencies’ regulatory capital standards and reported in Schedule RC-R, Part I.B, item 26, by advanced approaches institutions and in Schedule RC-R, Part I.A, item 11, by all institutions, except as described in the instructions.

Schedule RCO     57

Schedule RC-O—Continued

Memoranda

Dollar Amounts in Thousands							Bil | Mil | Thou
1.	Total deposit liabilities of the bank, including related interest accrued and unpaid, less allowable exclusions, including related interest accrued and unpaid (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):
	a.	Deposit accounts (excluding retirement accounts) of $250,000 or less: (1)
		(1)	Amount of deposit accounts (excluding retirement accounts) of $250,000 or less			RCONF049	4,079,924	M.1.a.(1)

				Number
		(2)	Number of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF050	428355			M.1.a.(2)
	b.	Deposit accounts (excluding retirement accounts) of more than $250,000: (1)
		(1)	Amount of deposit accounts (excluding retirement accounts) of more than $250,000			RCONF051	2,410,670	M.1.b.(1)

				Number
		(2)	Number of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF052	2132			M.1.b.(2)
	c.	Retirement deposit accounts of $250,000 or less: (1)
		(1)	Amount of retirement deposit accounts of $250,000 or less			RCONF045	566,865	M.1.c.(1)

				Number
		(2)	Number of retirement deposit accounts of $250,000 or less	RCONF046	13576			M.1.c.(2)
	d.	Retirement deposit accounts of more than $250,000: (1)
		(1)	Amount of retirement deposit accounts of more than $250,000			RCONF047	5,630	M.1.d.(1)

				Number
		(2)	Number of retirement deposit accounts of more than $250,000	RCONF048	18			M.1.d.(2)

	Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. (2)
2.	Estimated amount of uninsured deposits, including related interest accrued and unpaid (see instructions) (3)					RCON5597	1,980,584	M.2.
3.	Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
	a.	Legal title	TEXTA545					M.3.a.
	b.	FDIC Certificate Number		RCONA545	0			M.3.b.
4.	and 5. Not applicable

(1)	The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.
(2)	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2013, Report of Condition.
(3)	Uninsured deposits should be estimated based on the deposit insurance limits set forth in Memorandum items 1.a through 1.d.

Schedule RCO     58

Schedule RC-O—Continued

Amounts reported in Memorandum items 6 through 9, 14, and 15 will not be made available to the public on an individual institution basis.

Memoranda—Continued

Dollar Amounts in Thousands				Bil | Mil | Thou
Memorandum items 6 through 12 are to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations.
6.	Criticized and classified items:
	a.	Special mention	RCONK663	CONF	M.6.a.
	b.	Substandard	RCONK664	CONF	M.6.b.
	c.	Doubtful	RCONK665	CONF	M.6.c.
	d.	Loss	RCONK666	CONF	M.6.d.
7.	“Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations:
	a.	Nontraditional 1-4 family residential mortgage loans	RCONN025	CONF	M.7.a.
	b.	Securitizations of nontraditional 1-4 family residential mortgage loans	RCONN026	CONF	M.7.b.
8.	“Higher-risk consumer loans” as defined for assessment purposes only in FDIC regulations:
	a.	Higher-risk consumer loans	RCONN027	CONF	M.8.a.
	b.	Securitizations of higher-risk consumer loans	RCONN028	CONF	M.8.b.
9.	“Higher-risk commercial and industrial loans and securities” as defined for assessment purposes only in FDIC regulations:
	a.	Higher-risk commercial and industrial loans and securities	RCONN029	CONF	M.9.a.
	b.	Securitizations of higher-risk commercial and industrial loans and securities	RCONN030	CONF	M.9.b.
10.	Commitments to fund construction, land development, and other land loans secured by real estate:

	a.	Total unfunded commitments	RCONK676	N/A	M.10.a.

	b.	Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC)	RCONK677	N/A	M.10.b.
11.	Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss-sharing agreements)		RCONK669	N/A	M.11.
12.	Nonbrokered time deposits of more than $250,000 (included in Schedule RC-E, Memorandum item 2.d)		RCONK678	N/A	M.12.

Memorandum item 13.a is to be completed by “large institutions” and “highly complex institutions “as defined in FDIC regulations. Memorandum items 13.b through 13.h are to be completed by “large institutions” only.
13.	Portion of funded loans and securities guaranteed or insured by the U.S. government (including FDIC loss-sharing agreements):
	a.	Construction, land development, and other land loans secured by real estate	RCONN177	N/A	M.13.a.
	b.	Loans secured by multifamily residential and nonfarm nonresidential properties	RCONN178	N/A	M.13.b.
	c.	Closed-end loans secured by first liens on 1-4 family residential properties	RCONN179	N/A	M.13.c.
	d.	Closed-end loans secured by junior liens on 1-4 family residential properties and revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONN180	N/A	M.13.d.
	e.	Commercial and industrial loans	RCONN181	N/A	M.13.e.
	f.	Credit card loans to individuals for household, family, and other personal expenditures	RCONN182	N/A	M.13.f.
	g.	All other loans to individuals for household, family, and other personal expenditures	RCONN183	N/A	M.13.g.
	h.	Non-agency residential mortgage-backed securities	RCONM963	N/A	M.13.h.

Memorandum items 14 and 15 are to be completed by “highly complex institutions” as defined in FDIC regulations.
14.	Amount of the institution’s largest counterparty exposure		RCONK673	CONF	M.14.

15.	Total amount of the institution’s 20 largest counterparty exposures		RCONK674	CONF	M.15.

Schedule RCO     59

Schedule RC-O—Continued

Memoranda—Continued

Dollar Amounts in Thousands				Bil | Mil | Thou
Memorandum item 16 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations.
16.	Portion of loans restructured in troubled debt restructurings that are in compliance with their modified terms and are guaranteed or insured by the U.S. government (including the FDIC) (included in Schedule RC-C, part I, Memorandum item 1)		RCONL189	N/A	M.16.

Memorandum item 17 is to be completed on a fully consolidated basis by those “large institutions” and “highly complex institutions” as defined in FDIC regulations that own another insured depository institution.
17.	Selected fully consolidated data for deposit insurance assessment purposes:

	a.	Total deposit liabilities before exclusions (gross) as defined in Section 3(I) of the Federal Deposit Insurance Act and FDIC regulations	RCONL194	N/A	M.17.a.

	b.	Total allowable exclusions, including interest accrued and unpaid on allowable exclusions	RCONL195	N/A	M.17.b.

	c.	Unsecured “Other borrowings” with a remaining maturity of one year or less	RCONL196	N/A	M.17.c.
	d.	Estimated amount of uninsured deposits, including related interest accrued and unpaid	RCONL197	N/A	M.17.d.

Schedule RCO     60

Schedule RC-O—Continued

Memoranda—Continued

Memorandum item 18 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Amounts reported in Memorandum item 18 will not be made available to the public on an individual institution basis.

Dollar Amounts in Thousands			(Column A) Two-Year Probability of Default (PD) <= 1%	(Column B) Two-Year Probability of Default (PD) 1.01 - 4%	(Column C) Two-Year Probability of Default (PD) 4.01 - 7%	(Column D) Two-Year Probability of Default (PD) 7.01 - 10%	(Column E) Two-Year Probability of Default (PD) 10.01 - 14%
18.	Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default:
	a.	“Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations	RCONM964	RCONM965	RCONM966	RCONM967	RCONM968
			CONF	CONF	CONF	CONF	CONF	M.18.a.
	b.	Closed-end loans secured by first liens on 1-4 family residential properties	RCONM979	RCONM980	RCONM981	RCONM982	RCONM983
			CONF	CONF	CONF	CONF	CONF	M.18.b.
	c.	Closed-end loans secured by junior liens on 1-4 family residential properties	RCONM994	RCONM995	RCONM996	RCONM997	RCONM998
			CONF	CONF	CONF	CONF	CONF	M.18.c.
	d.	Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONN010	RCONN011	RCONN012	RCONN013	RCONN014
			CONF	CONF	CONF	CONF	CONF	M.18.d.
	e.	Credit cards	RCONN040	RCONN041	RCONN042	RCONN043	RCONN044
			CONF	CONF	CONF	CONF	CONF	M.18.e.
	f.	Automobile loans	RCONN055	RCONN056	RCONN057	RCONN058	RCONN059
			CONF	CONF	CONF	CONF	CONF	M.18.f.
	g.	Student loans	RCONN070	RCONN071	RCONN072	RCONN073	RCONN074
			CONF	CONF	CONF	CONF	CONF	M.18.g.
	h.	Other consumer loans and revolving credit plans other than credit cards	RCONN085	RCONN086	RCONN087	RCONN088	RCONN089
			CONF	CONF	CONF	CONF	CONF	M.18.h.
	i.	Consumer leases	RCONN100	RCONN101	RCONN102	RCONN103	RCONN104
			CONF	CONF	CONF	CONF	CONF	M.18.i.

	j.	Total	RCONN115	RCONN116	RCONN117	RCONN118	RCONN119
			CONF	CONF	CONF	CONF	CONF	M.18.j.

Schedule RCO     61

Schedule RC-O—Continued

Memoranda—Continued

Memorandum item 18 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Amounts reported in Memorandum item 18 will not be made available to the public on an individual institution basis.

Dollar Amounts in Thousands			(Column F) Two-Year Probability of Default (PD) 14.01 - 16%	(Column G) Two-Year Probability of Default (PD) 16.01 - 18%	(Column H) Two-Year Probability of Default (PD) 18.01 - 20%	(Column I) Two-Year Probability of Default (PD) 20.01 - 22%	(Column J) Two-Year Probability of Default (PD) 22.01 - 26%
18.	Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default (continued):
	a.	“Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations	RCONM969	RCONM970	RCONM971	RCONM972	RCONM973
			CONF	CONF	CONF	CONF	CONF	M.18.a.
	b.	Closed-end loans secured by first liens on 1-4 family residential properties	RCONM984	RCONM985	RCONM986	RCONM987	RCONM988
			CONF	CONF	CONF	CONF	CONF	M.18.b.
	c.	Closed-end loans secured by junior liens on 1-4 family residential properties	RCONM999	RCONN001	RCONN002	RCONN003	RCONN004
			CONF	CONF	CONF	CONF	CONF	M.18.c.
	d.	Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONN015	RCONN016	RCONN017	RCONN018	RCONN019
			CONF	CONF	CONF	CONF	CONF	M.18.d.
	e.	Credit cards	RCONN045	RCONN046	RCONN047	RCONN048	RCONN049
			CONF	CONF	CONF	CONF	CONF	M.18.e.
	f.	Automobile loans	RCONN060	RCONN061	RCONN062	RCONN063	RCONN064
			CONF	CONF	CONF	CONF	CONF	M.18.f.
	g.	Student loans	RCONN075	RCONN076	RCONN077	RCONN078	RCONN079
			CONF	CONF	CONF	CONF	CONF	M.18.g.
	h.	Other consumer loans and revolving credit plans other than credit cards	RCONN090	RCONN091	RCONN092	RCONN093	RCONN094
			CONF	CONF	CONF	CONF	CONF	M.18.h.
	i.	Consumer leases	RCONN105	RCONN106	RCONN107	RCONN108	RCONN109
			CONF	CONF	CONF	CONF	CONF	M.18.i.

	j.	Total	RCONN120	RCONN121	RCONN122	RCONN123	RCONN124
			CONF	CONF	CONF	CONF	CONF	M.18.j.

Schedule RCO     62

Schedule RC-O—Continued

Memoranda—Continued

Memorandum item 18 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Amounts reported in Memorandum item 18 will not be made available to the public on an individual institution basis.

Dollar Amounts in Thousands			(Column K) Two-Year Probability of Default (PD) 26.01 - 30%	(Column L) Two-Year Probability of Default (PD) > 30%	(Column M) Two-Year Probability of Default (PD) Unscoreable	(Column N) Two-Year Probability of Default (PD) Total	(Column O) PDs Were Derived Using (1)
18.	Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default (continued):
	a.	“Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations	RCONM974	RCONM975	RCONM976	RCONM977	RCONM978
			CONF	CONF	CONF	CONF	CONF	M.18.a.
	b.	Closed-end loans secured by first liens on 1-4 family residential properties	RCONM989	RCONM990	RCONM991	RCONM992	RCONM993
			CONF	CONF	CONF	CONF	CONF	M.18.b.
	c.	Closed-end loans secured by junior liens on 1-4 family residential properties	RCONN005	RCONN006	RCONN007	RCONN008	RCONN009
			CONF	CONF	CONF	CONF	CONF	M.18.c.
	d.	Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONN020	RCONN021	RCONN022	RCONN023	RCONN024
			CONF	CONF	CONF	CONF	CONF	M.18.d.
	e.	Credit cards	RCONN050	RCONN051	RCONN052	RCONN053	RCONN054
			CONF	CONF	CONF	CONF	CONF	M.18.e.
	f.	Automobile loans	RCONN065	RCONN066	RCONN067	RCONN068	RCONN069
			CONF	CONF	CONF	CONF	CONF	M.18.f.
	g.	Student loans	RCONN080	RCONN081	RCONN082	RCONN083	RCONN084
			CONF	CONF	CONF	CONF	CONF	M.18.g.
	h.	Other consumer loans and revolving credit plans other than credit cards	RCONN095	RCONN096	RCONN097	RCONN098	RCONN099
			CONF	CONF	CONF	CONF	CONF	M.18.h.
	i.	Consumer leases	RCONN110	RCONN111	RCONN112	RCONN113	RCONN114
			CONF	CONF	CONF	CONF	CONF	M.18.i.

	j.	Total	RCONN125	RCONN126	RCONN127	RCONN128
			CONF	CONF	CONF	CONF		M.18.j.

(1)	For PDs derived using scores and default rate mappings provided by a third-party vendor, enter 1; for PDs derived using an internal approach, enter 2; for PDs derived using third-party vendor mappings for some loans within a product type and an internal approach for other loans within the same product type, enter 3. If the total reported in column N for a product type is zero, enter 0.

Schedule RCP      63

Schedule RC-P—1-4 Family Residential Mortgage Banking Activities

Schedule RC-P is to be completed by (1) all banks with $1 billion or more in total assets (1) and (2) banks with less than $1 billion in total assets at which either 1–4 family residential mortgage loan originations and purchases for resale (2) from all sources, loan sales, or quarter-end loans held for sale or trading exceed $10 million for two consecutive quarters.

Dollar Amounts in Thousands				Bil | Mil | Thou
1.	Retail originations during the quarter of 1-4 family residential mortgage loans for sale: (2)
	a.	Closed-end first liens	RCONF066	65,595	1.a.
	b.	Closed-end junior liens	RCONF067	0	1.b.
	c.	Open-end loans extended under lines of credit:

		(1) Total commitment under the lines of credit	RCONF670	0	1.c.(1)

		(2) Principal amount funded under the lines of credit	RCONF671	0	1.c.(2)
2.	Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale: (2)
	a.	Closed-end first liens	RCONF068	0	2.a.
	b.	Closed-end junior liens	RCONF069	0	2.b.
	c.	Open-end loans extended under lines of credit:

		(1) Total commitment under the lines of credit	RCONF672	0	2.c.(1)

		(2) Principal amount funded under the lines of credit	RCONF673	0	2.c.(2)
3.	1-4 family residential mortgage loans sold during the quarter:
	a.	Closed-end first liens	RCONF070	66,316	3.a.
	b.	Closed-end junior liens	RCONF071	0	3.b.
	c.	Open-end loans extended under lines of credit:

		(1) Total commitment under the lines of credit	RCONF674	0	3.c.(1)

		(2) Principal amount funded under the lines of credit	RCONF675	0	3.c.(2)
4.	1-4 family residential mortgage loans held for sale or trading at quarter-end (included in Schedule RC, items 4.a and 5):
	a.	Closed-end first liens	RCONF072	10,238	4.a.
	b.	Closed-end junior liens	RCONF073	0	4.b.
	c.	Open-end loans extended under lines of credit:

		(1) Total commitment under the lines of credit	RCONF676	0	4.c.(1)

		(2) Principal amount funded under the lines of credit	RCONF677	0	4.c.(2)
5.	Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.c, 5.f, 5.g, and 5.i):
	a.	Closed-end 1-4 family residential mortgage loans	RIADF184	706	5.a.
	b.	Open-end 1-4 family residential mortgage loans extended under lines of credit	RIADF560	0	5.b.
6.	Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter:
	a.	Closed-end first liens	RCONF678	191	6.a.
	b.	Closed-end junior liens	RCONF679	0	6.b.
	c.	Open-end loans extended under lines of credit:

		(1) Total commitment under the lines of credit	RCONF680	0	6.c.(1)

		(2) Principal amount funded under the lines of credit	RCONF681	0	6.c.(2)
7.	Representation and warranty reserves for 1-4 family residential mortgage loans sold:
	a.	For representations and warranties made to U.S. government agencies and government-sponsored agencies	RCONL191	CONF	7.a.
	b.	For representations and warranties made to other parties	RCONL192	CONF	7.b.

	c.	Total representation and warranty reserves (sum of items 7.a and 7.b)	RCONM288	526	7.c.

(1)	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2013, Report of Condition.
(2)	Exclude originations and purchases of 1-4 family residential mortgage loans that are held for investment.

Schedule RCQ      64

Schedule RC-Q—Assets and Liabilities Measured at Fair Value on a Recurring Basis

Schedule RC-Q is to be completed by banks that:

(1)	Had total assets of $500 million or more as of the beginning of their fiscal year; or

(2)	Had total assets of less than $500 million as of the beginning of their fiscal year and either:

(a)	Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or

(b)	Are required to complete Schedule RC-D, Trading Assets and Liabilities.

Dollar Amounts in Thousands			(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	Assets
1.	Available-for-sale securities		RCON1773	RCONG474	RCONG475	RCONG476	RCONG477
			1,341,019	0	0	1,341,019	0	1.
2.	Federal funds sold and securities purchased under agreements to resell		RCONG478	RCONG479	RCONG480	RCONG481	RCONG482
			0	0	0	0	0	2.
3.	Loans and leases held for sale		RCONG483	RCONG484	RCONG485	RCONG486	RCONG487
			0	0	0	0	0	3.
4.	Loans and leases held for investment		RCONG488	RCONG489	RCONG490	RCONG491	RCONG492
			986,440	0	0	986,440	0	4.
5.	Trading assets:
	a.	Derivative assets	RCON3543	RCONG493	RCONG494	RCONG495	RCONG496
			0	0	0	0	0	5.a.
	b.	Other trading assets	RCONG497	RCONG498	RCONG499	RCONG500	RCONG501
			0	0	0	0	0	5.b.
		(1) Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above)	RCONF240	RCONF684	RCONF692	RCONF241	RCONF242
			0	0	0	0	0	5.b.(1)
6.	All other assets		RCONG391	RCONG392	RCONG395	RCONG396	RCONG804
			6,213	0	0	6,213	0	6.

7.	Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)		RCONG502	RCONG503	RCONG504	RCONG505	RCONG506
			2,333,672	0	0	2,333,672	0	7.

Schedule RCQ     65

Schedule RC-Q—Continued

Dollar Amounts in Thousands			(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	Liabilities
8.	Deposits		RCONF252	RCONF686	RCONF694	RCONF253	RCONF254
			0	0	0	0	0	8.
9.	Federal funds purchased and securities sold under agreements to repurchase		RCONG507	RCONG508	RCONG509	RCONG510	RCONG511
			0	0	0	0	0	9.
10.	Trading liabilities:
	a.	Derivative liabilities	RCON3547	RCONG512	RCONG513	RCONG514	RCONG515
			0	0	0	0	0	10.a.
	b.	Other trading liabilities	RCONG516	RCONG517	RCONG518	RCONG519	RCONG520
			0	0	0	0	0	10.b.
11.	Other borrowed money		RCONG521	RCONG522	RCONG523	RCONG524	RCONG525
			0	0	0	0	0	11.
12.	Subordinated notes and debentures		RCONG526	RCONG527	RCONG528	RCONG529	RCONG530
			0	0	0	0	0	12.
13.	All other liabilities		RCONG805	RCONG806	RCONG807	RCONG808	RCONG809
			19,286	0	0	19,286	0	13.

14.	Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)		RCONG531	RCONG532	RCONG533	RCONG534	RCONG535
			19,286	0	0	19,286	0	14.

Schedule RCQ     66

Schedule RC-Q—Continued

Dollar Amounts in Thousands			(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	Memoranda
1.	All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $25,000 and exceed 25% of item 6):
	a.	Mortgage servicing assets	RCONG536	RCONG537	RCONG538	RCONG539	RCONG540
			0	0	0	0	0	M.1.a.
	b.	Nontrading derivative assets	RCONG541	RCONG542	RCONG543	RCONG544	RCONG545
			0	0	0	0	0	M.1.b.
	c.	TEXTG546 Interest Rate Swaps	RCONG546	RCONG547	RCONG548	RCONG549	RCONG550
			6,213	0	0	6,213	0	M.1.c.
	d.	TEXTG551	RCONG551	RCONG552	RCONG553	RCONG554	RCONG555
			0	0	0	0	0	M.1.d.
	e.	TEXTG556	RCONG556	RCONG557	RCONG558	RCONG559	RCONG560
			0	0	0	0	0	M.1.e.
	f.	TEXTG561	RCONG561	RCONG562	RCONG563	RCONG564	RCONG565
			0	0	0	0	0	M.1.f.
2.	All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $25,000 and exceed 25% of item 13):
	a.	Loan commitments (not accounted for as derivatives)	RCONF261	RCONF689	RCONF697	RCONF262	RCONF263
			0	0	0	0	0	M.2.a.
	b.	Nontrading derivative liabilities	RCONG566	RCONG567	RCONG568	RCONG569	RCONG570
			0	0	0	0	0	M.2.b.
	c.	TEXTG571 Interest Rate Swaps	RCONG571	RCONG572	RCONG573	RCONG574	RCONG575
			19,286	0	0	19,286	0	M.2.c.
	d.	TEXTG576	RCONG576	RCONG577	RCONG578	RCONG579	RCONG580
			0	0	0	0	0	M.2.d.
	e.	TEXTG581	RCONG581	RCONG582	RCONG583	RCONG584	RCONG585
			0	0	0	0	0	M.2.e.
	f.	TEXTG586	RCONG586	RCONG587	RCONG588	RCONG589	RCONG590
			0	0	0	0	0	M.2.f.

Schedule RCRIA     67

Schedule RC-R—Regulatory Capital

For report dates in 2014, all institutions (except advanced approaches institutions) must complete Parts I.A and II of Schedule RC-R; advanced approaches institutions must complete Parts I.B and II of Schedule RC-R. (See instructions for the definition of an advanced approaches institution.)

Part I.A. Regulatory Capital Components and Ratios

Dollar Amounts in Thousands				Bil | Mil | Thou
	Tier 1 Capital
1.	Total bank equity capital (from Schedule RC, item 27.a)		RCON3210	1,508,175	1.

2.	LESS: Net unrealized gains (losses) on available-for-sale securities (if gain, report as positive value; if loss, report as negative value) (1)		RCON8434	(6,147)	2.
3.	LESS: Net unrealized loss on available-for-sale EQUITY securities (report loss as positive value) (1)		RCONA221	0	3.
4.	LESS: Accumulated net gains (losses) on cash flow hedges and amounts recorded in AOCI resulting from the initial and subsequent application of FASB ASC 715-20 (former FASB Statement No. 158) to defined benefit postretirement plans (if a gain, report as a positive value; if a loss, report as a negative value) (1)		RCON4336	0	4.
5.	LESS: Nonqualifying perpetual preferred stock		RCONB588	0	5.
6.	Qualifying noncontrolling (minority) interests in consolidated subsidiaries		RCONB589	0	6.
7.
	a.	LESS: Disallowed goodwill and other disallowed intangible assets	RCONB590	700,448	7.a.
	b.	LESS: Cumulative change in fair value of all financial liabilities accounted for under a fair value option that is included in retained earnings and is attributable to changes in the bank’s own creditworthiness (if a net gain, report as positive value; if a net loss, report as negative value)	RCONF264	0	7.b.

8.	Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, 7.a, and 7.b)		RCONC227	813,874	8.

9.
	a.	LESS: Disallowed servicing assets and purchased credit card relationships	RCONB591	0	9.a.
	b.	LESS: Disallowed deferred tax assets	RCON5610	0	9.b.
10.	Other additions to (deductions from) Tier 1 capital		RCONB592	0	10.
11.	Tier 1 capital (sum of items 8 and 10, less items 9.a and 9.b)		RCON8274	813,874	11.

	Tier 2 Capital
12.	Qualifying subordinated debt and redeemable preferred stock		RCON5306	0	12.
13.	Cumulative perpetual preferred stock includible in Tier 2 capital		RCONB593	0	13.
14.	Allowance for loan and lease losses includible in Tier 2 capital		RCON5310	47,518	14.
15.	Unrealized gains on available-for-sale equity securities includible in Tier 2 capital		RCON2221	0	15.
16.	Other Tier 2 capital components		RCONB594	0	16.
17.	Tier 2 capital (sum of items 12 through 16)		RCON5311	47,518	17.
18.	Allowable Tier 2 capital (lesser of item 11 or 17)		RCON8275	47,518	18.
19.	Not applicable.
20.	Deductions for total risk-based capital		RCONB595	0	20.

21.	Total risk-based capital (sum of items 11 and 18, less item 20)		RCON3792	861,392	21.

	Total Assets for Leverage Ratio
22.	Total assets (for banks, from Schedule RC-K, item 9; for savings associations, from Schedule RC, item 12)		RCONL136	9,306,080	22.

23.	LESS: Disallowed goodwill and other disallowed intangible assets (from item 7.a above)		RCONB590	700,448	23.
24.	LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above) .		RCONB591	0	24.
25.	LESS: Disallowed deferred tax assets (from item 9.b above)		RCON5610	0	25.
26.	Other additions to (deductions from) assets for leverage capital purposes		RCONL137	0	26.

27.	Total assets for leverage capital purposes (sum of items 22 and 26 less items 23 through 25)		RCONL138	8,605,632	27.

(1)	Report amount included in Schedule RC, item 26.b, “Accumulated other comprehensive income” (AOCI).

Schedule RCRIA     68

Schedule RC-R—Continued

Part I.A—Continued

Dollar Amounts in Thousands				Bil | Mil | Thou
	Adjustments for Financial Subsidiaries
28.
	a.	Adjustment to Tier 1 capital reported in item 11	RCONC228	0	28.a.
	b.	Adjustment to total risk-based capital reported in item 21	RCONB503	0	28.b.
29.	Adjustment to risk-weighted assets reported in Part II, item 62		RCONB504	0	29.
30.	Adjustment to average total assets reported in item 27		RCONB505	0	30.

Capital Ratios

(Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries.)

		(Column A) Percentage (Banks with Financial Subsidiaries)		(Column B) Percentage (All Banks)
31.	Tier 1 leverage ratio (2)	RCON7273	0	RCON7204	9.46	31.
32.	Tier 1 risk-based capital ratio (3)	RCON7274	0	RCON7206	12.30	32.

33.	Total risk-based capital ratio (4)	RCON7275	0	RCON7205	13.01	33.

All institutions also must complete Schedule RC-R, Part II.

(2)	The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
(3)	The ratio for column B is item 11 divided by Part II, item 62. The ratio for column A is item 11 minus item 28.a divided by (Part II, item 62 minus item 29).
(4)	The ratio for column B is item 21 divided by Part II, item 62. The ratio for column A is item 21 minus item 28.b divided by (Part II, item 62 minus item 29).

Schedule RCRIB     69

Schedule RC-R—Continued

Part I.B. Regulatory Capital Components and Ratios

Advanced approaches institutions must complete this Schedule RC-R, Part I.B, starting on March 31, 2014. Starting on March 31, 2015, all other institutions also must complete this Part I.B. On that date, Schedule RC-R, Part I.A, will be removed and Part I.B will be designated Part I.

Part I.B is to be completed on a consolidated basis.

Dollar Amounts in Thousands				Bil | Mil | Thou
	Common Equity Tier 1 Capital
1.	Common stock plus related surplus, net of treasury stock and unearned employee stock ownership plan (ESOP) shares		RCOAP742	N/A	1.
2.	Retained earnings		RCON3632	N/A	2.
3.	Accumulated other comprehensive income (AOCI)		RCOAB530	N/A	3.

				Number
	a.	AOCI opt-out election (enter “1” for Yes; enter “0” for No.)	RCOAP838	N/A	3.a.

Dollar Amounts in Thousands				Bil | Mil | Thou
4.	Common equity tier 1 minority interest includable in common equity tier 1 capital		RCOAP839	N/A	4.
5.	Common equity tier 1 capital before adjustments and deductions (sum of items 1 through 4)		RCOAP840	N/A	5.

	Common Equity Tier 1 Capital: Adjustments and Deductions
6.	LESS: Goodwill net of associated deferred tax liabilities (DTLs)		RCOAP841	N/A	6.
7.	LESS: Intangible assets (other than goodwill and mortgage servicing assets (MSAs)), net of associated DTLs		RCOAP842	N/A	7.
8.	LESS: Deferred tax assets (DTAs) that arise from net operating loss and tax credit carryforwards, net of any related valuation allowances and net of DTLs		RCOAP843	N/A	8.
9.	AOCI-related adjustments (items 9.a through 9.e are effective January 1, 2015) (if entered “1” for Yes in item 3.a, complete only items 9.a through 9.e; if entered “0” for No in item 3.a, complete only item 9.f):
	a.	LESS: Net unrealized gains (losses) on available-for-sale securities (if a gain, report as a positive value; if a loss, report as a negative value)
	b.	LESS: Net unrealized loss on available-for-sale preferred stock classified as an equity security under GAAP and available-for-sale equity exposures (report loss as a positive value)
	c.	LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive value; if a loss, report as a negative value)
	d.	LESS: Amounts recorded in AOCI attributed to defined benefit postretirement plans resulting from the initial and subsequent application of the relevant GAAP standards that pertain to such plans (if a gain, report as a positive value; if a loss, report as a negative value)
	e.	LESS: Net unrealized gains (losses) on held-to-maturity securities that are included in AOCI (if a gain, report as a positive value; if a loss, report as a negative value)
	f.	To be completed only by institutions that entered “0” for No in item 3.a: LESS: Accumulated net gain (loss) on cash flow hedges included in AOCI, net of applicable income taxes, that relate to the hedging of items that are not recognized at fair value on the balance sheet (if a gain, report as a positive value; if a loss, report as a negative value)	RCOAP849	N/A	9.f.

Schedule RCRIB     70

Schedule RC-R—Continued

Part I.B—Continued

Dollar Amounts in Thousands				Bil | Mil | Thou
10.	Other deductions from (additions to) common equity tier 1 capital before threshold-based deductions:
	a.	LESS: Unrealized net gain (loss) related to changes in the fair value of liabilities that are due to changes in own credit risk (if a gain, report as a positive value; if a loss, report as a negative value)	RCOAQ258	N/A	10.a.
	b.	LESS: All other deductions from (additions to) common equity tier 1 capital before threshold-based deductions	RCOAP850	N/A	10.b.
11.	LESS: Non-significant investments in the capital of unconsolidated financial institutions in the form of common stock that exceed the 10 percent threshold for non-significant investments		RCOAP851	N/A	11.

12.	Subtotal (item 5 minus items 6 through 11)		RCOAP852	N/A	12.
13.	LESS: Significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold		RCOAP853	N/A	13.
14.	LESS: MSAs, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold		RCOAP854	N/A	14.
15.	LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold		RCOAP855	N/A	15.
16.	LESS: Amount of significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs; MSAs, net of associated DTLs; and DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs; that exceeds the 15 percent common equity tier 1 capital deduction threshold		RCOAP856	N/A	16.
17.	LESS: Deductions applied to common equity tier 1 capital due to insufficient amounts of additional tier 1 capital and tier 2 capital to cover deductions		RCOAP857	N/A	17.
18.	Total adjustments and deductions for common equity tier 1 capital (sum of items 13 through 17)		RCOAP858	N/A	18.

19.	Common equity tier 1 capital (item 12 minus item 18)		RCOAP859	N/A	19.

	Additional Tier 1 Capital
20.	Additional tier 1 capital instruments plus related surplus		RCOAP860	N/A	20.
21.	Non-qualifying capital instruments subject to phase out from additional tier 1 capital		RCOAP861	N/A	21.
22.	Tier 1 minority interest not included in common equity tier 1 capital		RCOAP862	N/A	22.
23.	Additional tier 1 capital before deductions (sum of items 20, 21, and 22)		RCOAP863	N/A	23.
24.	LESS: Additional tier 1 capital deductions		RCOAP864	N/A	24.
25.	Additional tier 1 capital (greater of item 23 minus item 24, or zero)		RCOAP865	N/A	25.

	Tier 1 Capital
26.	Tier 1 capital (sum of items 19 and 25)		RCOA8274	N/A	26.

	Tier 2 Capital
27.	Tier 2 capital instruments plus related surplus		RCOAP866	N/A	27.
28.	Non-qualifying capital instruments subject to phase out from tier 2 capital		RCOAP867	N/A	28.

29.	Total capital minority interest that is not included in tier 1 capital		RCOAP868	N/A	29.

30.
	a.	Allowance for loan and lease losses includable in tier 2 capital	RCOA5310	N/A	30.a.
	b.	(Advanced approaches institutions that exit parallel run only): Eligible credit reserves includable in tier 2 capital	RCOW5310	N/A	30.b.

Schedule RCRIB     71

Schedule RC-R—Continued

Part I.B—Continued

Dollar Amounts in Thousands				Bil | Mil | Thou
31.	Unrealized gains on available-for-sale preferred stock classified as an equity security under GAAP and available-for-sale equity exposures includable in tier 2 capital		RCOAQ257	N/A	31.
32.
	a.	Tier 2 capital before deductions (sum of items 27 through 30.a, plus item 31)	RCOAP870	N/A	32.a.
	b.	(Advanced approaches institutions that exit parallel run only): Tier 2 capital before deductions (sum of items 27 through 29, plus items 30.b and 31)	RCOWP870	N/A	32.b.
33.	LESS: Tier 2 capital deductions		RCOAP872	N/A	33.
34.
	a.	Tier 2 capital (greater of item 32.a minus item 33, or zero)	RCOA5311	N/A	34.a.
	b.	(Advanced approaches institutions that exit parallel run only): Tier 2 capital (greater of item 32.b minus item 33, or zero)	RCOW5311	N/A	34.b.

	Total Capital
35.

	a.	Total capital (sum of items 26 and 34.a)	RCOA3792	N/A	35.a.

	b.	(Advanced approaches institutions that exit parallel run only): Total capital (sum of items 26 and 34.b)	RCOW3792	N/A	35.b.

	Total Assets for the Leverage Ratio

36.	Average total consolidated assets		RCON3368	N/A	36.

37.	LESS: Deductions from common equity tier 1 capital and additional tier 1 capital (sum of items 6, 7, 8, 10.b, 11, 13 through 17, and certain elements of item 24 - see instructions)		RCOAP875	N/A	37.
38.	LESS: Other deductions from (additions to) assets for leverage ratio purposes		RCOAB596	N/A	38.

39.	Total assets for the leverage ratio (item 36 minus items 37 and 38)		RCOAA224	N/A	39.

	Total Risk-Weighted Assets
40.

	a.	Total risk-weighted assets (from Schedule RC-R, Part II, item 62)	RCOAA223	N/A	40.a.

	b.	(Advanced approaches institutions that exit parallel run only): Total risk-weighted assets using advanced approaches rule (from FFIEC 101 Schedule A, item 60)	RCOWA223	N/A	40.b.

		(Column A) Percentage		(Column B) Percentage
	Risk-Based Capital Ratios
41.	Common equity tier 1 capital ratio (Column A: item 19 divided by item 40.a) (Advanced approaches institutions that exit parallel run only: Column B: item 19 divided by item 40.b)	RCOAP793	N/A	RCOWP793	N/A	41.
42.	Tier 1 capital ratio (Column A: item 26 divided by item 40.a) (Advanced approaches institutions that exit parallel run only: Column B: item 26 divided by item 40.b)	RCOA7206	N/A	RCOW7206	N/A	42.

43.	Total capital ratio (Column A: item 35.a divided by item 40.a) (Advanced approaches institutions that exit parallel run only: Column B: item 35.b divided by item 40.b)	RCOA7205	N/A	RCOW7205	N/A	43.

	Leverage Capital Ratios
44.	Tier 1 leverage ratio (item 26 divided by item 39)	RCOA7204	N/A			44.
45.	Advanced approaches institutions only: Supplementary leverage ratio (from FFIEC 101 Schedule A, item 98) (effective January 1, 2015)

Schedule RCRIB     72

Schedule RC-R—Continued

Part I.B—Continued

Percentage
Capital Buffer
46.	Institution-specific capital buffer necessary to avoid limitations on distributions and discretionary bonus payments (effective January 1, 2016):
	a.	Capital conservation buffer
	b.	(Advanced approaches institutions that exit parallel run only): Total applicable capital buffer

Dollar Amounts in Thousands			Bil | Mil | Thou
Effective January 1, 2016: Institutions must complete items 47 and 48 if the amount in item 46.a (or the lower of item 46.a or 46.b for an advanced approaches institution that has exited parallel run) is less than or equal to the applicable minimum capital conservation buffer:
47.	Eligible retained income
48.	Distributions and discretionary bonus payments during the quarter

Schedule RCRII     73

Schedule RC-R—Continued

Part II. Risk-Weighted Assets

To be completed by all institutions.

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, Part II, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

Dollar Amounts in Thousands		(Column A) Totals (from Schedule RC)	(Column B) Items Not Subject to Risk- Weighting	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%
	Balance Sheet Asset Categories
34.	Cash and balances due from depository institutions (Column A equals the sum of Schedule RC items 1.a and 1.b)	RCON0010	RCONC869	RCONB600	RCONB601		RCONB602
		256,639	0	182,571	74,068		0	34.
35.	Held-to-maturity securities	RCON1754	RCONB603	RCONB604	RCONB605	RCONB606	RCONB607
		650	0	0	0	0	650	35.
36.	Available-for-sale securities	RCON1773	RCONB608	RCONB609	RCONB610	RCONB611	RCONB612
		1,341,019	(9,915)	1,336,231	656	159	13,888	36.
37.	Federal funds sold and securities purchased under agreements to resell	RCONC225		RCONC063	RCONC064		RCONB520
		0		0	0		0	37.
38.	Loans and leases held for sale	RCON5369	RCONB617	RCONB618	RCONB619	RCONB620	RCONB621
		10,381	0	0	10,381	0	0	38.
39.	Loans and leases, net of unearned income	RCONB528	RCONB622	RCONB623	RCONB624	RCONB625	RCONB626
		6,777,091	0	0	330,851	848,388	5,597,852	39.
40.	LESS: Allowance for loan and lease losses	RCON3123	RCON3123
		47,518	47,518					40.
41.	Trading assets	RCON3545	RCONB627	RCONB628	RCONB629	RCONB630	RCONB631
		0	0	0	0	0	0	41.
42.	All other assets (1)	RCONB639	RCONB640	RCONB641	RCONB642	RCONB643	RCON5339
		1,028,875	712,035	2,981	73,756	4,744	235,359	42.

43.	Total assets (sum of items 34 through 42)	RCON2170	RCONB644	RCON5320	RCON5327	RCON5334	RCON5340
		9,367,137	654,602	1,521,783	489,712	853,291	5,847,749	43.

(1)	Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, direct and indirect investments in real estate ventures, intangible assets, and other assets.

Schedule RCRII     74

Schedule RC-R—Continued

Part II—Continued

Dollar Amounts in Thousands			(Column A) Face Value or Notional Amount	Credit Conversion Factor	(Column B) Credit Equivalent Amount (1)	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%
	Derivatives and Off-Balance Sheet Items
44.	Financial standby letters of credit		RCONB546	1.00 or 12.5 (2)	RCONB547	RCONB548	RCONB581	RCONB582	RCONB583
			51,296	1.00	51,296	7,398	0	0	43,897	44.
45.	Performance standby letters of credit		RCON3821		RCONB650	RCONB651	RCONB652	RCONB653	RCONB654
			3,085	.50	1,543	0	0	0	1,543	45.
46.	Commercial and similar letters of credit		RCON3411		RCONB655	RCONB656	RCONB657	RCONB658	RCONB659
			0	.20	0	0	0	0	0	46.
47.	Risk participations in bankers acceptances acquired by the reporting institution		RCON3429		RCONB660	RCONB661	RCONB662		RCONB663
			0	1.00	0	0	0		0	47.
48.	Securities lent		RCON3433		RCONB664	RCONB665	RCONB666	RCONB667	RCONB668
			0	1.00	0	0	0	0	0	48.
49.	Retained recourse on small business obligations sold with recourse		RCONA250		RCONB669	RCONB670	RCONB671	RCONB672	RCONB673
			0	1.00	0	0	0	0	0	49.
50.	Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement		RCONB541	12.5 (3)	RCONB542				RCONB543
			176	12.50	2,200				2,200	50.
51.	All other financial assets sold with recourse		RCONB675		RCONB676	RCONB677	RCONB678	RCONB679	RCONB680
			0	1.00	0	0	0	0	0	51.
52.	All other off-balance sheet liabilities		RCONB681		RCONB682	RCONB683	RCONB684	RCONB685	RCONB686
			0	1.00	0	0	0	0	0	52.
53.	Unused commitments:
	a.	With an original maturity exceeding one year	RCON3833		RCONB687	RCONB688	RCONB689	RCONB690	RCONB691
			535,084	.50	267,542	0	0	147,685	119,857	53.a.
	b.	With an original maturity of one year or less to asset-backed commercial paper conduits	RCONG591		RCONG592	RCONG593	RCONG594	RCONG595	RCONG596
			0	.10	0	0	0	0	0	53.b.
54.	Derivative contracts				RCONA167	RCONB693	RCONB694	RCONB695
					12,212	0	957	11,255		54.

Schedule RCRII     75

Schedule RC-R—Continued

Part II—Continued

Dollar Amounts in Thousands		(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%
	Totals
55.	Total assets, derivatives, and off-balance sheet items by risk weight category (for each column, sum of items 43 through 54)	RCONB696	RCONB697	RCONB698	RCONB699
		1,529,181	490,669	1,012,231	6,015,246	55.

56.	Risk weight factor	x 0%	x 20%	x 50%	x 100%	56.
57.	Risk-weighted assets by risk weight category (for each column, item 55 multiplied by item 56)	RCONB700	RCONB701	RCONB702	RCONB703
		0	98,134	506,116	6,015,246	57.
58.	Market risk equivalent assets				RCON1651
					0	58.
59.	Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (sum of item 57, columns C through F, and item 58)				RCONB704
					6,619,496	59.
60.	LESS: Excess allowance for loan and lease losses				RCONA222
					0	60.
61.	LESS: Allocated transfer risk reserve				RCON3128
					0	61.

62.	Total risk-weighted assets (item 59 minus items 60 and 61)				RCONA223
					6,619,496	62.

Memoranda

Dollar Amounts in Thousands			Bil | Mil | Thou
1.	Current credit exposure across all derivative contracts covered by the risk-based capital standards	RCON8764	0	M.1.

Dollar Amounts in Thousands			(Column A) With a remaining maturity of one year of less		(Column B) With a remaining maturity of over one year through five years		(Column C) With a remaining maturity of over five years
2.	Notional principal amounts of derivative contracts: (1)		RCON3809	26,553	RCON8766	191,417	RCON8767	750,302	M.2.a.
	a.	Interest rate contracts
	b.	Foreign exchange contracts	RCON3812	0	RCON8769	0	RCON8770	0	M.2.b.
	c.	Gold contracts	RCON8771	0	RCON8772	0	RCON8773	0	M.2.c.
	d.	Other precious metals contracts	RCON8774	0	RCON8775	0	RCON8776	0	M.2.d.
	e.	Other commodity contracts	RCON8777	0	RCON8778	0	RCON8779	0	M.2.e.
	f.	Equity derivative contracts	RCONA000	0	RCONA001	0	RCONA002	0	M.2.f.
	g.	Credit derivative contracts:
		Purchased credit protection that (a) is a covered position under the market risk rule or (b) is not a covered position under the market risk rule and is not recognized as a guarantee for risk-based capital purposes:
		(1) Investment grade	RCONG597	0	RCONG598	0	RCONG599	0	M.2.g.(1)
		(2) Subinvestment grade	RCONG600	0	RCONG601	0	RCONG602	0	M.2.g.(2)

(1)	Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Schedule RCS     76

Schedule RC-S—Servicing, Securitization, and Asset Sale Activities

Dollar Amounts in Thousands			(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases and All Other Assets
	Bank Securitization Activities
1.	Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements		RCONB705	RCONB706	RCONB707	RCONB708	RCONB709	RCONB710	RCONB711
			0	0	0	0	0	0	0	1.
2.	Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:
	a.	Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)	RCONB712	RCONB713	RCONB714	RCONB715	RCONB716	RCONB717	RCONB718
			0	0	0	0	0	0	0	2.a.
	b.	Subordinated securities and other residual interests	RCONC393	RCONC394	RCONC395	RCONC396	RCONC397	RCONC398	RCONC399
			0	0	0	0	0	0	0	2.b.
	c.	Standby letters of credit and other enhancements	RCONC400	RCONC401	RCONC402	RCONC403	RCONC404	RCONC405	RCONC406
			0	0	0	0	0	0	0	2.c.
3.	Reporting bank’s unused commitments to provide liquidity to structures reported in item 1		RCONB726	RCONB727	RCONB728	RCONB729	RCONB730	RCONB731	RCONB732
			0	0	0	0	0	0	0	3.
4.	Past due loan amounts included in item 1:
	a.	30-89 days past due	RCONB733	RCONB734	RCONB735	RCONB736	RCONB737	RCONB738	RCONB739
			0	0	0	0	0	0	0	4.a.
	b.	90 days or more past due	RCONB740	RCONB741	RCONB742	RCONB743	RCONB744	RCONB745	RCONB746
			0	0	0	0	0	0	0	4.b.
5.	Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):
	a.	Charge-offs	RIADB747	RIADB748	RIADB749	RIADB750	RIADB751	RIADB752	RIADB753
			0	0	0	0	0	0	0	5.a.
	b.	Recoveries	RIADB754	RIADB755	RIADB756	RIADB757	RIADB758	RIADB759	RIADB760
			0	0	0	0	0	0	0	5.b.

Schedule RCS     77

Schedule RC-S—Continued

Dollar Amounts in Thousands			(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases and All Other Assets
6.	Amount of ownership (or seller’s) interests carried as:
	a.	Securities (included in Schedule RC-B or in Schedule RC, item 5)		RCONB761	RCONB762			RCONB763
				0	0			0		6.a.
	b.	Loans (included in Schedule RC-C)		RCONB500	RCONB501			RCONB502
				0	0			0		6.b.
7.	Past due loan amounts included in interests reported in item 6.a:
	a.	30-89 days past due		RCONB764	RCONB765			RCONB766
				0	0			0		7.a.
	b.	90 days or more past due		RCONB767	RCONB768			RCONB769
				0	0			0		7.b.
8.	Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):
	a.	Charge-offs		RIADB770	RIADB771			RIADB772
				0	0			0		8.a.
	b.	Recoveries		RIADB773	RIADB774			RIADB775
				0	0			0		8.b.
	For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions
9.	Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements		RCONB776	RCONB777	RCONB778	RCONB779	RCONB780	RCONB781	RCONB782
			0	0	0	0	0	0	0	9.
10.	Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures		RCONB783	RCONB784	RCONB785	RCONB786	RCONB787	RCONB788	RCONB789
			0	0	0	0	0	0	0	10.
	Bank Asset Sales
11.	Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank		RCONB790	RCONB791	RCONB792	RCONB793	RCONB794	RCONB795	RCONB796
			69,812	0	0	0	0	0	0	11.
12.	Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11		RCONB797	RCONB798	RCONB799	RCONB800	RCONB801	RCONB802	RCONB803
			176	0	0	0	0	0	0	12.

Schedule RCS     78

Schedule RC-S—Continued

Memoranda

Dollar Amounts in Thousands				Bil | Mil | Thou
1.	Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
	a.	Outstanding principal balance	RCONA249	0	M.1.a.
	b.	Amount of retained recourse on these obligations as of the report date	RCONA250	0	M.1.b.
2.	Outstanding principal balance of assets serviced for others (includes participations serviced for others):
	a.	Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCONB804	0	M.2.a.
	b.	Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCONB805	6,804	M.2.b.
	c.	Other financial assets (includes home equity lines) (1)	RCONA591	0	M.2.c.
	d.	1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCONF699	0	M.2.d.
3.	Asset-backed commercial paper conduits:
	a.	Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
		(1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB806	0	M.3.a.(1)
		(2) Conduits sponsored by other unrelated institutions	RCONB807	0	M.3.a.(2)
	b.	Unused commitments to provide liquidity to conduit structures:
		(1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB808	0	M.3.b.(1)
		(2) Conduits sponsored by other unrelated institutions	RCONB809	0	M.3.b.(2)
4.		Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, col C (2)	RCONC407	N/A	M.4.

(1)	Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
(2)	Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

Schedule RCT     79

Schedule RC-T—Fiduciary and Related Services

			Yes/No
1.	Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC-T.)	RCONA345	YES	1.
2.	Does the institution exercise the fiduciary powers it has been granted?	RCONA346	YES	2.
3.	Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If “NO,” do not complete the rest of Schedule RC-T.)	RCONB867	YES	3.

If the answer to item 3 is “YES,” complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 10, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:

•	Items 4 through 22 and Memorandum item 3 quarterly,

•	Items 23 through 26 annually with the December report, and

•	Memorandum items 1, 2, and 4 annually with the December report.

Institutions with total fiduciary assets (item 10, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

•	Items 4 through 26 annually with the December report, and

•	Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 10, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

•	Items 4 through 13 annually with the December report, and

•	Memorandum items 1 through 3 annually with the December report.

Dollar Amounts in Thousands			(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non- Managed Accounts
	Fiduciary and Related Assets
4.	Personal trust and agency accounts		RCONB868	RCONB869	RCONB870	RCONB871
			157,563	72,313	325	158	4.
5.	Employee benefit and retirement-related trust and agency accounts:
	a.	Employee benefit—defined contribution	RCONB872	RCONB873	RCONB874	RCONB875
			1,919	165,818	3	28	5.a.
	b.	Employee benefit—defined benefit	RCONB876	RCONB877	RCONB878	RCONB879
			2,519	0	1	0	5.b.
	c.	Other employee benefit and retirement-related accounts	RCONB880	RCONB881	RCONB882	RCONB883
			43,821	22,021	201	90	5.c.
6.	Corporate trust and agency accounts		RCONB884	RCONB885	RCONC001	RCONC002
			10,273	34,652	7	119	6.
7.	Investment management and investment advisory agency accounts		RCONB886	RCONJ253	RCONB888	RCONJ254
			86,336	20,832	200	8	7.
8.	Foundation and endowment trust and agency accounts		RCONJ255	RCONJ256	RCONJ257	RCONJ258
			25,218	2,074	25	4	8.
9.	Other fiduciary accounts		RCONB890	RCONB891	RCONB892	RCONB893
			5,558	3	9	1	9.

10.	Total fiduciary accounts (sum of items 4 through 9)		RCONB894	RCONB895	RCONB896	RCONB897
			333,207	317,713	771	408	10.

11.	Custody and safekeeping accounts			RCONB898		RCONB899
				37,271		68	11.
12.	Not applicable
13.	Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)		RCONJ259	RCONJ260	RCONJ261	RCONJ262
			29,404	31,188	197	122	13.

Schedule RCT     80

Schedule RC-T—Continued

Dollar Amounts in Thousands				Bil | Mil | Thou
	Fiduciary and Related Services Income
14.	Personal trust and agency accounts		RIADB904	1,337	14.
15.	Employee benefit and retirement-related trust and agency accounts:
	a.	Employee benefit—defined contribution	RIADB905	375	15.a.
	b.	Employee benefit—defined benefit	RIADB906	11	15.b.
	c.	Other employee benefit and retirement-related accounts	RIADB907	287	15.c.
16.	Corporate trust and agency accounts		RIADA479	62	16.
17.	Investment management and investment advisory agency accounts		RIADJ315	482	17.
18.	Foundation and endowment trust and agency accounts		RIADJ316	142	18.
19.	Other fiduciary accounts		RIADA480	33	19.
20.	Custody and safekeeping accounts		RIADB909	103	20.
21.	Other fiduciary and related services income		RIADB910	0	21.

22.	Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)		RIAD4070	2,832	22.

23.	Less: Expenses		RIADC058	N/A	23.
24.	Less: Net losses from fiduciary and related services		RIADA488	N/A	24.
25.	Plus: Intracompany income credits for fiduciary and related services		RIADB911	N/A	25.
26.	Net fiduciary and related services income		RIADA491	N/A	26.

Memoranda

Dollar Amounts in Thousands			(Column A) Personal Trust and Agency and Investment Management Agency Accounts		(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts		(Column C) All Other Accounts
1.	Managed assets held in fiduciary accounts:
	a.	Noninterest-bearing deposits	RCONJ263	N/A	RCONJ264	N/A	RCONJ265	N/A	M.1.a.
	b.	Interest-bearing deposits	RCONJ266	N/A	RCONJ267	N/A	RCONJ268	N/A	M.1.b.
	c.	U.S. Treasury and U.S. Government agency obligations	RCONJ269	N/A	RCONJ270	N/A	RCONJ271	N/A	M.1.c.
	d.	State, county, and municipal obligations	RCONJ272	N/A	RCONJ273	N/A	RCONJ274	N/A	M.1.d.
	e.	Money market mutual funds	RCONJ275	N/A	RCONJ276	N/A	RCONJ277	N/A	M.1.e.
	f.	Equity mutual funds	RCONJ278	N/A	RCONJ279	N/A	RCONJ280	N/A	M.1.f.
	g.	Other mutual funds	RCONJ281	N/A	RCONJ282	N/A	RCONJ283	N/A	M.1.g.
	h.	Common trust funds and collective investment funds	RCONJ284	N/A	RCONJ285	N/A	RCONJ286	N/A	M.1.h.
	i.	Other short-term obligations	RCONJ287	N/A	RCONJ288	N/A	RCONJ289	N/A	M.1.i.
	j.	Other notes and bonds	RCONJ290	N/A	RCONJ291	N/A	RCONJ292	N/A	M.1.j.
	k.	Investments in unregistered funds and private equity investments	RCONJ293	N/A	RCONJ294	N/A	RCONJ295	N/A	M.1.k.
	l.	Other common and preferred stocks	RCONJ296	N/A	RCONJ297	N/A	RCONJ298	N/A	M.1.l.
	m.	Real estate mortgages	RCONJ299	N/A	RCONJ300	N/A	RCONJ301	N/A	M.1.m.
	n.	Real estate	RCONJ302	N/A	RCONJ303	N/A	RCONJ304	N/A	M.1.n.
	o.	Miscellaneous assets	RCONJ305	N/A	RCONJ306	N/A	RCONJ307	N/A	M.1.o.

	p.	Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	RCONJ308	N/A	RCONJ309	N/A	RCONJ310	N/A	M.1.p.

Schedule RCT     81

Schedule RC-T—Continued

Memoranda—Continued

Dollar Amounts in Thousands					(Column A) Managed Assets		(Column B) Number of Managed Accounts
1.	q.	Investments of managed fiduciary accounts in advised or sponsored mutual funds			RCONJ311	N/A	RCONJ312	N/A	M.1.q.

Dollar Amounts in Thousands					(Column A) Number of Issues		(Column B) Principal Amount Outstanding
2.	Corporate trust and agency accounts:
	a.	Corporate and municipal trusteeships			RCONB927	N/A	RCONB928	N/A	M.2.a.
		(1) Issues reported in Memorandum item 2.a that are in default			RCONJ313	N/A	RCONJ314	N/A	M.2.a.(1)
	b.	Transfer agent, registrar, paying agent, and other corporate agency			RCONB929	N/A			M.2.b.

Dollar Amounts in Thousands					(Column A) Number of Funds		(Column B) Market Value of Fund Assets
3.	Collective investment funds and common trust funds:
	a.	Domestic equity			RCONB931	0	RCONB932	0	M.3.a.
	b.	International/Global equity			RCONB933	0	RCONB934	0	M.3.b.
	c.	Stock/Bond blend			RCONB935	0	RCONB936	0	M.3.c.
	d.	Taxable bond			RCONB937	0	RCONB938	0	M.3.d.
	e.	Municipal bond			RCONB939	0	RCONB940	0	M.3.e.
	f.	Short term investments/Money market			RCONB941	0	RCONB942	0	M.3.f.
	g.	Specialty/Other			RCONB943	0	RCONB944	0	M.3.g.

	h.	Total collective investment funds (sum of Memorandum items 3.a through 3.g)			RCONB945	0	RCONB946	0	M.3.h.

Dollar Amounts in Thousands			(Column A) Gross Losses Managed Accounts		(Column B) Gross Losses Non-Managed Accounts		(Column C) Recoveries
4.	Fiduciary settlements, surcharges, and other losses:
	a.	Personal trust and agency accounts	RIADB947	N/A	RIADB948	N/A	RIADB949	N/A	M.4.a.
	b.	Employee benefit and retirement-related trust and agency accounts	RIADB950	N/A	RIADB951	N/A	RIADB952	N/A	M.4.b.
	c.	Investment management and investment advisory agency accounts	RIADB953	N/A	RIADB954	N/A	RIADB955	N/A	M.4.c.
	d.	Other fiduciary accounts and related services	RIADB956	N/A	RIADB957	N/A	RIADB958	N/A	M.4.d.

	e.	Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	RIADB959	N/A	RIADB960	N/A	RIADB961	N/A	M.4.e.

Schedule RCT     82

Schedule RC-T—Continued

Memoranda—Continued

Person to whom questions about Schedule RC-T—Fiduciary and Related Services should be directed:

Name and Title (TEXT B962)

E-mail Address (TEXT B926)

Telephone: Area code/phone number/extension (TEXT B963)

FAX: Area code/phone number (TEXT B964)

Schedule RCV     83

Schedule RC-V—Variable Interest Entities

Dollar Amounts in Thousands			(Column A) Securitization Vehicles		(Column B) ABCP Conduits		(Column C) Other VIEs
1.	Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs:
	a.	Cash and balances due from depository institutions	RCONJ981	0	RCONJ982	0	RCONJ983	0	1.a.
	b.	Held-to-maturity securities	RCONJ984	0	RCONJ985	0	RCONJ986	0	1.b.
	c.	Available-for-sale securities	RCONJ987	0	RCONJ988	0	RCONJ989	0	1.c.
	d.	Securities purchased under agreements to resell	RCONJ990	0	RCONJ991	0	RCONJ992	0	1.d.
	e.	Loans and leases held for sale	RCONJ993	0	RCONJ994	0	RCONJ995	0	1.e.
	f.	Loans and leases, net of unearned income	RCONJ996	0	RCONJ997	0	RCONJ998	0	1.f.
	g.	Less: Allowance for loan and lease losses	RCONJ999	0	RCONK001	0	RCONK002	0	1.g.
	h.	Trading assets (other than derivatives)	RCONK003	0	RCONK004	0	RCONK005	0	1.h.
	i.	Derivative trading assets	RCONK006	0	RCONK007	0	RCONK008	0	1.i.
	j.	Other real estate owned	RCONK009	0	RCONK010	0	RCONK011	0	1.j.
	k.	Other assets	RCONK012	0	RCONK013	0	RCONK014	0	1.k.
2.	Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank
	a.	Securities sold under agreements to repurchase	RCONK015	0	RCONK016	0	RCONK017	0	2.a.
	b.	Derivative trading liabilities	RCONK018	0	RCONK019	0	RCONK020	0	2.b.
	c.	Commercial paper	RCONK021	0	RCONK022	0	RCONK023	0	2.c.
	d.	Other borrowed money (exclude commercial paper)	RCONK024	0	RCONK025	0	RCONK026	0	2.d.
	e.	Other liabilities	RCONK027	0	RCONK028	0	RCONK029	0	2.e.
3.	All other assets of consolidated VIEs (not included in items 1.a through 1.k above)		RCONK030	0	RCONK031	0	RCONK032	0	3.
4.	All other liabilities of consolidated VIEs (not included in items 2.a through 2.e above)		RCONK033	0	RCONK034	0	RCONK035	0	4.

Schedule NARR     84

Optional Narrative Statement Concerning the Amounts

Reported in the Reports of Condition and Income

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RI-E, item 2.g; Schedule RC-O, Memorandum items 6 through 9, 14, 15, and 18; and Schedule RC-P, items 7.a and 7.b, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IDENTIFIED ABOVE, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the “No comment” box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as “No statement,” “Not applicable,” “N/A,” “No comment,” and “None.”

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank’s statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement’s accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

Comments? NO

(RCON 6979)

BANK MANAGEMENT STATEMENT (750 character limit):

(TEXT 6980)